Exhibit 99.16

This business combination is made for the securities of a foreign company.  The business combination is subject to disclosure requirements of a foreign country that are different from those of the United States.  Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country.  You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws.  It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in the business combination, such as in open market or privately negotiated purchases.

\ PROYECTO DE SEGREGACI6N REDACTADO POR LOS CONSEJOS DE ADMINISTRACI6N DE: (1) Mediaset Espaila Comunicacl6n, S.A., una sociedad an6nima cotizada constituida con arreglo a Oerecho espanol, con domicilio social en Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Espana), inscfita en el Registro Mercantil de Madrid al tomo 33.442,folio 122,secci6n 8, hoja M-93.306, y provista delnumero de identificaci6n fiscalespanol A-79.075.438 (Medlaset Espaila o Ia Socledad Segregada). SEGREGATION PLAN DRAWN UP BY THE BOARD OF DIRECTORS OF: (1) Mediaset Espana Comunicacl6n, S.A.. a public joint stock company (sociedad anonima cotizada) incorporated under the laws of Spain, having its official seat at Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain), registered with the CommercialRegister of Madrid (Registro Mercantil de Madrid) in volume 33.442,sheet 122, section 8, page M-93.306, and with Spanish tax identification number A-79.075.438 (Medlaset Espana or the Segregating Company). (2) Grupo AudiovisualMedlaset Espana Comunlcaci6n,S.A•. a joint stock company (sociedad an6nima) incorporated under the laws of Spain, having its official seat at Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain), registered with the CommercialRegister of Madrid (Registro Mercantil de Madrid) in volume 35,520.sheet 100, page 638404, and with Spanish tax identification number A-87728689 (GA Mediaset or the Recipient Company). Recitals: (2) Grupo AudiovisualMediaset Espaila Comunlcaci6n,S.A., una sociedad an6nima constituida con arreglo a Derecho espafiol, con domicilio social en Carretera de Fuencarrala Alcobendas 4, 28049 Madrid (Espana),inscrita en elRegistro Mercantilde Madrid al tomo al tomo 35.520, foilo 100, hoja 638404, y provista del ntimero de identificaci6n fiscalespanol A-87728689 (GA Mediaset o Ia Sociedad Beneficiaria). Exposltlvos: (A) El presente proyecto de segregaci6n (el Proyecto de Segregacl6n) ha sido elaborado por el consejo de administraci6n de Mediaset Espana y el consejo de administraci6n de GA Mediaset con el fin de llevar a cabo una segregaci6n en virtud de Ia cualMediaset Espana traspasara el conjunto de su patrlmonio, activo y pasivo, a GA Mediaset a cambio de Ia atribuci6n a Mediaset Espana de las acciones de GA Mediaset que se emitiran con motivo delaumento de capitalque se producira en esta (Ia Segregaci6n).La Segregaci6n se regira por eltitulo Ill de Ia Ley 3/2009,de 3 de abril, sobre modiflcaciones estructurales de sociedades mercantiles (Ia LME). En virtud de Ia Segregaci6n, Ia Sociedad Segregada continuara siendo titular exclusivamente de Ia totalidad de las acciones de Ia Sociedad Beneficiaria (incluidas por lo tanlo las nuevas acciones que emita Ia Sociedad Beneficiaria con motivo de Ia Segregaci6n), mientras queIa Sociedad Beneficiaria adquirira todos los actives y asumira todos los paslvos y demas relaciones jurldicas de Ia Sociedad Segregada por sucesi6n a trtulo universal. La Segregaci6n forma parte de una (mica operaci6n mas amplia (Ia Operacl6n) que tambien preve, en este orden, las siguientes actuaclones: (A) The present segregation plan (the Segregation Plan) has been prepared by the board of directors of Mediaset Espana and the board of directors of GA Mediaset in order to execute a segregation whereby Mediaset Espana shall transfer all its assets and liabilities to GA Mediaset in exchange for the allocation to Mediaset Espana of the GA Mediaset shares that will be issued on the occasion of the share capitalincrease in GA Mediaset (the Segregation).The Segregation shall be governed by Title Ill of Spanish Law 312009 of 3 April on structural modifications to mercantile companies (the LME). By virtue of the Segregation, the Segregating Company will continue exclusively holding all shares in the Recipient Company (including therefore those shares to be issued by the Recipient Company in the context of the Segregation), whereas the Recipient Company will acquire all assets and assume all liabilities and other legal relationships of the Segregating Company under universal title of succession. The Segregation is part of a single and broader transaction (the Transaction) which also envisages, in this order, the following actions: (B) (B) (i) Ia transmisi6n por parte de Medlaset S.p.A. (Medlaset), una sociedad an6nima cotizada constituida con arreglo a Derecho italiano (societa per aziom), de sustancialmente todo su negocio y de todas sus participaciones en otras entidades -con excepci6n de su participaci6n en Mediaset Espana-a una filial itallana lntegramente participada (Ia Reorganizacl6n Mediaset); y (i) the transfer by Mediaset S.pA (Medlaset). a public joint stock company ( societa per azioni) incorporated under the laws of Italy, of substantially all of its business and shareholdings -except for its shareholding of Mediaset Espana-to an Italian wtlolly-owned direct subsidiary (the Mediaset Reorganization): and CONS C\ !11 0JVtI tuna Jil ig<:ncir\ (It kgti m 1ci<'m 1/ 34 d t.. ti!'III•U L'fl l ltlio <t lli..'.Xl\ 1 t' >.d U51 V U pur U IJlWiil:l Ill llJ ii.Jk 5] rf EPJ;.s.o'JIG Il( 'lJ

(ii) Ia fusi6n transfronteriza inversa por absorci6n de Mediaset y Mediaset Espana por parte de Mediaset Investment N.V. (OutchCo), una sociedad an6nima (naamloze vennootschap) constituida con arreglo a Derecho neerlandes.Mediaset y Mediaset Espana dejaran de existir como personas jurldicas independientes, y DutchCo adquirira todos los actives y asumira todos los pasivos y demas relaciones juddicas de Mediaset y Mediaset Espana por sucesi6n a titulo universal (Ia Fusion). Mediaset, Mediaset Espana y DutchCo (conjuntamente, las Sociedades o las Sociedades Particlpantes en Ia Operaclon) pertenecen al grupo Mediaset. En particular, a Ia fecha de este Proyecto de Segregaci6n (i) DutchCo es una filial direeta e lntegramente participada de Mediaset, y (ii) Mediaset Espana es una filial directa de Mediaset, siendo esta ultima actualmente titular de acciones representativas aproximadamente del 51,63% del capital social suscrito de Mediaset Espalla. Asimismo, GA Medlaset es una filial directa e lntegramente participada de Mediaset Espar'la. Los consejos de administraci6n de las Sociedades Participantes en Ia Operaci6n han elaborado el proyecto comun de fusi6n relative a Ia Fusi6n (el Proyecto Comun de Fusion); y el consejo de administraci6n de Mediaset ha elaborado el proyecto de reorganizaci6n relative a Ia Reorganizaci6n Mediaset (elProyecto de Reorganlzaci6n Medlaset). Tal y como se desprende del Proyecto Comun de Fusi6n, Ia consumaci6n de Ia Fusion -y, por tanto,Ia Operaci6n-esta condicionada a Ia consumaci6n, entre otros, de Ia Segregaci6n y de Ia Reorganizaci6n Mediaset en los terminos y condiciones previstos en este Proyecto de Segregaci6n y en el Proyecto de Reorganizaci6n Mediaset, respectivamente. Por su parte, tal y como se desarrolla en elapartado 12.1, Ia consumaci6n de Ia Segregaci6n esta condicionada a Ia obtenci6n de Ia autorizaci6n de Ia Secretarla de Estado para elAvance DigitaldelMinisterio de Economla y Empresa (Ia SEAD) en relaci6n con Ia transmisi6n de las licencias de comunicaci6n audiovisual de Ia Sociedad Segregada a Ia Sociedad Beneficiaria. Tanto Ia Segregac16n como Ia Reorganizaci6n Mediaset se contiguran como un paso previa a Ia Fusi6n. Este paso tiene por objeto fillatlzar los patrimonies empresariales de Mediaset Espana y de Mediaset antes de Ia consumaci6n de Ia Fusi6n, con Ia finalidad de racionalizar Ia estructura corporativa industrial de Mediaset Espa"a y Mediaset; esto es, de permitir Ia continuidad en Ia llevanza operativa aut6noma de los negocios espa"ole Italiano por una sociedad espanola y una sociedad itaIiana,respectivamente. En elcaso espar'lo,l dicha autonomla es deseable por los siguientes motivos: (ii) the cross-border reverse merger of Mediaset and Mediaset Espana with and into Mediaset Investment N.V. (OutchCo), a public company (naamloze vennootschap) incorporated under the laws of the Netherlands. Mediaset and Mediaset Espana will cease to exist as standalone entities, and DutchCo will acquire all assets and assume all liabilities and other legal relationships of Mediaset and Mediaset Espar'la under universal title of succession (the Merger). (C) (C) Mediaset, Mediaset Espana and DutchCo (jointly referred to as the Companies or the Companies Participating to the Transaction) are part of the Mediaset group. In particular, as of the date of this Segregation Plan (i) DutchCo is a wholly-owned direct subsidiary of Mediaset and (ii) Mediaset Espalla is a direct subsidiary of Mediaset, which currently owns shares accounting for approximately 51,63% of Mediaset Espar'la's issued share capita.l In addition, GA Mediaset is a wholly-owned direct subsidiary of Mediaset Espana. The boards of directors of the Companies Participating to the Transaction have prepared the common merger plan relating to the Merger (the Common Merger Plan); and the board of directors of Mediaset has prepared the reorganization plan relating to the Mediaset Reorganization (the Mediaset Reorganization Plan). As is apparent from the Common Merger Plan, completion of the Merger -and, accordingly, the Transaction-is conditionalupon the completion, among others, of the Segregation and the Mediaset Reorganizationin the terms and conditions set out in this Segregation Plan and in the Mediaset Reorganization Plan, respectively. In turn, as developed in Section 12.1, completion of the Segregation is conditional upon the obtaining of the authorization of the Spanish State Secretariat for the Digital Advance, part of the Ministry of Economy and Entrepreneurship (the SEAD) related to the transfer of the audiovisual media licenses by the Segregating Company to the Recipient Company. Both the Segregation and the Mediaset Reorganization are configured as a previous step to the Merger. This step aims to subsidiarize the whole business of Mediaset Espar'la and Mediaset ahead of the completion of the Merger, so as to streamline the corporate industrial structure of Mediaset Espana and Mediaset:i.e.to allow for the continuity ofthe autonomous running of the Spanish and Italian businesses by a Spanish company and an Italian company, respectively. In the Spanish case, such autonomy is desirable for the following reasons: (D) (D) ll:.. /}IH/t.:.I(IJ ;c ". RU/ , \;I ;.:;,.._•, G jT;; ';---,-· z r t'ONS'I:Ia onortuna dilig .: nci;• d" h..git iln.tt..il"lll -': f! ! lc.t irrn;.:-. .:1· tuliP .tii X<.J. L">.cln iv'' ptlr<l -z-'·b· ;.tv!J,o' I .)(" I HTICXIIOI llt.Jfiail"S, nu E(1C0 clr; 2/34 • '"·.. 'i=·"f;f;. :· -1_,4 .•::..!J::,..,. s, "0Rt o'· y

, (i) La Segregaci6n permitira que, una vez se haya completado Ia Fusion, Ia totalidad de Ia actividad regulada que a dia de hoy desempena Mediaset Espana continue realizandose por una sociedad espanola autonoma, maximizandose de este modo Ia experiencia local y el conocimiento de (i) The Segregation will allow, once the Merger has been completed,that all of the regulated activity currently carried out by Mediaset Espaila to continue to be handled by an autonomous Spanish company, thus maximising the local experience and knowledge of sales in the Spanish market, the regulatory framework and the relationships between Spanish customers and suppliers that Mediaset Espana currently has. Likewise, the Segregation will enable that the Mediaset Group's ability to capture and retain local talent in Spain will not be affected by the Merger. The subsidlarisation of Mediaset Espana's activity is expected to help speed up decision-making and Improve efficiency in the Mediaset Group's management of the business in Spain, optimising its capacity to respond to changing market conditions and favouring the Mediaset Group's improved positioning in Spain vis-a-vis potentialcompetitors, which in turn will enable it to explore and take advantage of new business opportunities. Given the advantages of the Segregation described above, it seems appropriate to carry it out before the Merger. In other case, the subsidiarisation of Mediaset Espana's activity should be executed later by DutchCo, whl ch would cause significant practical upheavals in the running of the business and the management of Mediaset Espa"a's current assets and liabilities. ventas del mercado espanol, el marco regulatorio y las relaciones entre clientes y proveedores esparioles que a dla de hoy t ene Ia Sociedad Segregada. Delmismo modo, Ia Segregaci6n permillra que Ia capacidad del Grupo Mediaset para atraer y retener talento local en Espana no se vea afectada por elhecho de Ia Fusion. Se preve que Ia filializaci6n de Ia actividad de Mediaset Espana contribuya a agilizar Ia toms de decisiones y a mejorar Ia eficiencia en Ia gesti6n del negocio en Espana por parte delGrupo Mediaset, optimizando su capacidad de respuesta a las cambiantes condiciones del mercado y favoreciendo Ia majora del posicionamiento de Grupo Mediaset en Espana frente a potenciales competidores. lo que a su vez le permitira explorer y aprovechar nuevas oportunidades de negocio. Habida cuenta de las ventajas de Ia Segregaci6n anteriormente expuestas, parece oportuno ejecutarla antes de Ia Fusion. En otro caso. Ia fillalizaci6n de Ia actividad de Mediaset Espana deberla llevarla a cabo posteriormente DutchCo, lo que ocasionaria trastomos practicos relevantes en Ia llevanza del negocio y Ia gesti6n delpatrimonio actualde Mediaset Espana. (ii) (ii) (iii) (iii) (E) Este Proyecto de Segregaci6n se pondra a disposici6n delpublico de conformidad con Ia normative aplicable. En todo caso, se pondra a disposici6n en Ia pagina web corporative de Mediaset Espana (www.telecinco.es), asl como en eldomicilio social de Mediaset Espana. Debido a Ia nacionalidad de las Sociedades Participantes en Ia Operaci6n, el presente Proyecto de Segregaci6n ha sido elaborado en espai'lole Ingles.En caso de discrepancies entre Ia versi6n espanola y Ia versi6n Inglese, prevalecera Ia versi6n espanola. De conformidad con el articulo 31 de Ia LME, el presente Proyecto de Segregaci6n contiene Ia siguiente informaci6n: PRELIMINAR:ESTRUCTURA DE LA 5EGREGACI6N (E) The present Segregation Plan will be made available to the public in accordance with applicable laws and regulations. In any case, it willbe made available on the corporate website of Mediaset Espana (www.telecinco.es), as well as at the officialseat of Mediaset Espana. In consideration of the nationailty of the Companies Participating to the Transaction, the present Segregation Plan has been prepared in Spanish and English.In case of discrepancies between the Spanish and the English version, the Spanish text shall prevail. Pursuant to Article 31 of the LME, this Segregation Plan has the following contents: PRELIMINARY: STRUCTURE OF THE SEGREGATION I. I. As indicated in the Recitals, the Segregation will be configured as a total segregation, since its purpose is for the Segregating Company to transfer all i ts business assets and liabilities to the Recipient Company. Thus, this transfer will include both the assets and liabilities and other legal relationships of the Segregating Company, so that the Recpi ient Company will assume all the human, material and immaterial resources related to the operation of the Segregating Company's business. C"ON TA L1 ('l'•)rtuua ditigt:lll i.1 lk kg!llt1hlllllll df irrnnfolin itllt:xo, t..:.Xdt=lStVO pll.!"ll 3/34 wcumoo!ono iclcs.rfEP1CX:>910

11. En Ia medida en que Ia Sociedad Beneficiaria es una filialdirecta e lntegramente participada de Ia Sociedad Segregada, Ia Segregaci6n se articulara de acuerdo con elprocedimiento simpilficado previsto en elarticulo 49.1 -por remisi6n de los articulos 52.1 y 73.1-de Ia LME, lo que permite que no se elabore informe de administradores sobre elProyecto de Segregaci6n, y que elinforme de experto independiente unicamente tenga el objeto y los efectos que se determinan en el articulo 67 del texto refundido de Ia Ley de Sociedades de Capital (Ia LSC). Por ultimo, a efectos fiscales, Ia Segregaci6n constituira una aportaci6n no dineraria de rama de actividad de las previstas en el articulo 76_3 de Ia Ley 2712014, de 27 de noviembre,dellmpuesto sobre Sociedades (Ia LIS), ya que, Ia Sociedad Segregada aportara a otra ya existente -Ia Sociedad Beneficiaria una o mas ramas de actividad, recibiendo a cambia valores representatives del capital socialde Ia entidad adquirente -Ia Sociedad Beneficiaria. Subsidiariamente, de estimarse que no se dan los presupuestos de Ia aportaci6n de rama de actividad conforme al articulo 76.3 de Ia LIS,Ia Segregaci6n tendra Ia consideraci6n fiscalde aportaci6n no dineraria especialdelarticulo 87 de Ia LIS. II. Since the Recipient Company is a direct subsidiary of the Segregation Company, the Segregation will be implemented in accordance with the simplified procedure provided for in Article 49.1 of the LME -applicable pursuant to articles 52.1 and 73.1 of the LME-. according to which no directors' report on the Segregation is needed, and which allows that the independent expert's report is prepared only for the purpose determined in Article 67 of the revised text of the Spanish Law on CapitalCompanies (the LSC) and with the effects set out therein. Finally, for tax purposes, the Segregation will qualify as an in-kind contribution of a branch of activity as provided for in Article 76.3 of Law 27/2014, of 27 November, on the Corporate Income Tax (the LIS), since the Segregating Company willcontribute to an existing company -the Recipient Company-one or more branches of activity, receiving in exchange securities representing the share capital of the acquiring company -the Recipient Company. Alternatively, if it is considered that the requirements for the contribution of a branch of activity in the terms of Article 76.3 of the LIS are not met, the Segregation willbe considered, for tax purposes,as a specialin-kind contribution under Article 87 of the LIS. NAME,LEGAL fORM,SEAT,SHARE CAPITAL AND REGISTRY DETAILS OF THE COMPANIES PARTlCIPATING TO THE SEGREGATION Segregating Company: 111. Ill, IV. IV. 1. 1. DENOMINACI6N, TIPO SOCIAL, DOMICILIO, CAPITAL Y OETALLES REGISTRALES OE LAS SOCIEOADES PARTICIPANTES EN LA SEGREGACI6N 1.1. 1.1. Sociedad Seqregada: Oenominaci6n: Mediaset Espana Comunicaci6n, S.A. - - Name: Legal form: Mediaset Espana Comunicaci6n, S.A. Public joint stock company (sociedad an6nima cotizada) incorporated under the laws of Spain. Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain). Issued share capital of Euro 163,717,608, fully paid-in, divided into 327,435,216 shares admitted to trading in the stock exchanges of Barcelona, Bilbao, Madrid and Valencia, having each a nominal value of Euro 0,50 Incorporation for an indefinite period by means of the public deed granted on 10 March 1989 before Mr. Antonio Crespo Monerri, notary public of Madrid, with number 1,063 of his public records. Company registered with the CommercialRegister of Madrid (Registro Mercantil de Madrid) in volume 33,442. sheet 122, section 8, page M-93.306. A-79.075.438. Tipo social: Sociedad an6nima cotizada constituida Derecho espanol. con arreglo a Domicilio socia:l Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Espana). - Officialseat: Capitalsocial: Capitalsocialsuscrito de 163.717.608 euros, lntegramente - Share capital: desembolsado, dividido en 327.435.216 acciones cotizadas en las balsas de Barcelona, Bilbao, Madrid y Valencia, con un valor nominalde 0,50 euros cada una. Constituci6n por tiempo indefinido mediante escritura otorgada ante el notario de Madrid, Don Antonio Crespo Monerri, eldfa 10 de marzo de 1989, con el numero 1.063 de orden de su protocolo. Sociedad inscrita en el Registro Mercantil de Madrid al tomo 33.442, folio 122, secci6n 8, hoja M-93.306. Constituci6n: - Incorporation: Registro: - Register. N.I.F.: A-79.075.438. • Tax ID: CONSTA Ia OjX)rt una dil igcnd rdt• ll:gitimaciou Je fllltl•l: en ft ll!l it H<.:xu, I.'Xdl.!l' ' iVII pu.r:1 4/34 GP:1G'>o 't t; L\1runw...1h1oota1wks. If

1.2. Sociedad Beneficiaria: Denominaci6n: Grupe AudiovisualMediaset Espana Comunicaci6n, S.A. 1.2. Recipi ent Company: - • Name: Legal form: Grupo AudiovisualMediaset Espana Comunicaci6n, S.A. Public company (sociedad an6nima ) incorporated under the laws of Spain. Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain). Issued share capitalof Euro 60,000, fully paid-in,divided into 60,000 shares. having each a nominal value of Euro 1. Tipo social: Sociedad an6nima constituida con arreglo a Derecho espariol. Domicllio social: Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Espa a). • Official seat: • Share capital: Capital socia:l Capital social suscrito de 60.000 euros, lntegramente desembolsado, dividido en 60.000 acdones, con un valor nominalde 1 euro cada una. Constituci6n por tiempo indefinido mediante escritura otorgada el11 de enero de 2017 ante el notario de Madrid D.MiguelRuiz·Gallard6n Garda de Ia Rasilla con numero 77 de orden de su protocolo. Sociedad inscrita en el Registro Mercantil de Madrid al tomo 35.520, folio 100, hoja 638404. Constituci6n: - Incorporation: Incorporation for an indefinite period by means of the public deed granted on January 11, 2017 before Mr. Miguel Ruiz Gallard6n Garda de Ia Rasllla, notary public of Madrid, with number 77 of his public records. Company registered with the CommercialRegister of Madrid (Registro Marcanti/ de Madrid) in volume 35,520, sheet 100, page 638404. A-87728689. Registro: - Register. N.I.F.: A-87728689 . - Tax ID: 2. 2, ESTATUTOS SOCIALES DE LA SOCIEDAO BENEFICIARIA ARTlCLES OF ASSOCIATlON OF THE RECIPIENT COMPANY The Boards of Directors has resolved to propose that the Recipient Company be governed, once the Segregation is completed, by the articles of association enclosed to this Segregation Plan as annex 1. SEGREGATION B.AlANCE SHEETS Los Consejos de Administraci6n han acordado proponer que Ia Sociedad Beneficiaria, una vez consumada Ia Segregaci6n, se rija por los estatutos sociales que se adjuntan a este Proyecto de Segregaci6n como anexo 1. 3. 3. 3.1. BALANCES DE 5EGREGACJ6N Elbalance de segregaci6n de Ia Sociedad Segregada a efectos delarticulo 36 de Ia LME es el balance de 31 de diciembre de 2018, incluido en los estados financieros anuales auditados de Mediaset Espana cerrados a 31 de diciembre de 2016,segun han sido aprobados por Ia junta de accionistas de Mediaset Espana el10 de abrilde 2019. El balance de segregaci6n de Ia Sociedad Beneficiaria a efectos del articulo 36 de Ia LME es elbalance a 31 de diciembre de 2018,correspondiente a las cuentas anuales de GA Mediaset cerradas a 31 de diciembre de 2018, segun han sido aprobadas por elaccionista unico de GA Mediaset el7 de junio de 2019. 3.1. The segregation balance sheet of the Segregating Company for purposes of Article 36 of the LME is the balance sheet of the Segregating Company as of December 31, 2018, included in the audited annual financial statements of Mediaset Espana as at 31 December 2018, as approved by the shareholders' meeting of Mediaset Espal'ta on 10 April2019. 3.2. 3.2. The segregation balance sheet of the Recipient Company for purposes of Article 36 of the LME is the balance sheet as of December 31, 2018, corresponding to the annual accounts of GA Mediaset as at December 31, 2018, as approved by the sole shareholder of GA Mediaset on June 7, 2019. 5/34

• 4. 4. 4.1. 0ETERMINACI6N Y VALORAC J6N DEL PATRIMONIO SEGREGADO 0ETERMINAnON AND VALUAT ON OF THE SEGREGATED ASSETS AND LIABILITlES 4.1. Por las razones expuestas en el expositivo (D), Ia finalidad de Ia Segregaci6n es filializar toda Ia acti vidad de Mediaset Espana. Por consiguiente, constituye el objeto natural de Ia Segregaci6n Ia totalidad delpatrimonio -actives y pasivos de Mediaset Espana (el Patrimonio Segregado). El Patrimonio Segregado constituye indudablemente por ello una unidad econ6mica en el sentido del articulo 71 de Ia LME. 4.2. En particular, los elementos que actualmente integran Ia totalidad del activo y pasivo de Mediaset Espana y que,por tanto,constituyen elPatrimonio Segregado son los que figuran con sus respectivos valores contables, a los efectos de lo dispuesto en el articulo 74.1" de Ia LME, en elbalance a 31 de diciembre de 2018 que se incluye como anexo 2, 4.3. A efectos de una identificaci6n aun mas detallada del Patrimonio Segregado, se deja constancia expresa de que fonnan parte del Patrimonio Segregado los siguientes elementos patrimoniales: (i) La propiedad y cualesquiera otros derechos reales de cualquier tipo sobre Ia totalldad de los bienes inmuebles titularidad de Ia Sociedad Segregada identificados en elanexo 3 del presente Proyecto de Segregaci6n; For the re<•sons set out in Recital (D), the purpose of the Segregation is to split off all the activities of Mediaset Espana into a subsidiary. Consequently, the naturalobj ct of the Segregation is all of Mediaset Espana's assets and liabilities (the Segngated Business). The Segregated Business constitutes therefore undoubtedly an economic unit within the meaning of Article 71 of the LME. 4.2. In particular, the elements that currently make up all of Mediaset Espana's assets andliabi it es, and which therefore compose the Segregated Business, are those listed with their respective book values, for purposes of Article 74.1" of the LME, in the balance sheet as of December 31, 2018 included in annex 2 hereto. 4.3. For the purposes of an even more detailed identification of the Segregated Business, it is expressly stated that the following business assets comprise the Segregated Business: (i) The ownership and whatsoever rights of any kind over the full of the properties owned by the Segregated Company identified in annex 3 of this Segregation Plan; The ownership and whatsoever rights over the trademarks and trade names,as well as the rights, obligations,liabilities and agreements related to such trademarks and trade names, which are identified in annex 4 of this Segregation Plan; the ownership and whatsoever rights over the domains, as well as, rights, obligations, liabinties and agreements related to such domains, which are identified in annex 5. (ii) La titularidad y cualesquiera otros derechos sobre las marcas y nombres comerciales. asr como los derechos, obligaciones, responsabilidades y contratos vinculados a dichas marcas y nombres comerciales, que se identifican en elanexo 4. (iii) La titularidad y cualesquiera otros derechos sobre los dominios, asr como los derechos, obligaciones, responsabilidades y contratos vinculados a dominios, que se identifican en elanexo 5. (ii) (iii) 4.4. Los 6rganos de administraci6n comunicaran a las juntas generales de accionistas que haya de resolver sobre Ia Segregaci6n las variaciones importantes del Patrimonio Segregado que, en su caso, se produzcan, de conformidad con lo dispuesto en el articulo 79 de Ia LME. 4.5. A los efectos de lo dispuesto en el art.rculo 31.9 1 de Ia LME, se precisa a continuaci6n el valor contable conjunto a 31 de diciembre de 2018 de los elementos delactivo y pasivo comprendidos en elPatrimonio Segregado: Total activo: 1.169.511.242,29 € Total pasivo: 349.146.544,39 € 4.4. The Board of Directors willinfonn the generalshareholders' meetings that shall decide on the Segregation of any significant changes In the Segregated Business that may occur, in accordance with the provisions of Article 79 of the LME. 4.5. For the purposes of the provisions of Article 31.9'of the LME, the joint book value as of December 31, 2018 of the assets and liabilities included in the Segregated Business is. specified below: - Total assets: EUR 1,169,511,242.29 - Totalliaoilities: EUR 349,146,544.39 Accordingly, the net value of the Segregated Business, which is equal to the difference between assets and liabilities,amounts to EUR 820,364,697.90. • ' n I.J ( L.\.<. tj .:xcl;i v t e?":)b D 1G C t (m: uol.a. 6134 IIIIdL'IIlll u pt:ru •·.i,t. rlua l iliL't ·nllt, . III ri.al t;S, tf' ( () l'(' ''t l1 d'"· ltrll •t. _,; Ut )r.: tlll tl'

4.6. Toda vez que Ia adquisici6n por parte de Ia Sociedad Beneficiaria del Patrimonio Segregado constituira, desde Ia perspective de esta, una aportaci6n no dineraria a su favor, se hace constar que Ia valoracl6n del Patrimonio Segregado expuesta en el parrafo 4.5 anterior sera sometida a Ia verificaci6n de un experto independiente designado por el Registro Mercantil de Madrid a los erectos del articulo 67 de Ia LSC. 4.6. Given that the acquisition by the Recipient Company of the Segregated Business will constitute, from the Recipient Company's perspective, a contribution in kind in its favor, it is hereby stated that the valuation of the Segregated Business set out in paragraph 4.5 above will be subject to verification by an independent expert appointed by the Commercial Register of Madrid for the purposes of Article 67 of the LSC. 5. 5.1. 5. CAPITAL ACTUAL Y AUMENTO DE CAPI TAL DE LA SOCIEOAD BENEFICIARIA CURRENT SHARE CAPTI AL AND CAPITAL INCREASE OF THE RECIPIENT COMPANY 5.1. The share capital of the Recipient Company currently amounts to Euro 60,000 and is divided into 60,000 shares belonging to a single class and series, with a nominal value each of Euro 1, numbered from 1 to 60,000, both inclusive, fully subscribed and paid in. Elcapitalsocialde Ia Sociedad Beneficiaria asciende actualmente a 60.000 euros y esta dividido en 60.000 aociones de una misma clase y serie,de 1 euro de valor nominal cada una, numeradas del 1 al 60.000, ambos inclusive, lntegramente suscritas y desembolsadas. 5.2. Con motlvo de Ia Segregaci6n,elcapitalde Ia Sociedad Beneficiaria aumentara en elimporte de 190.000.000,00 euros, mediante Ia emisi6n de 190.000.000 acciones de Ia misma clase y serie que las actualmente en circulaci6n, de 1 euros de valor nominalcada una, numeradas del60.001 al190.060.000, ambos inclusive. 5.2. On the occasion of the Segregation, the share capital of the Recipient Company will be increased in the amount of Euro 190,000,000.00 by means of the issuance of 190,000,000 shares of the same class and series as those currently outstanding, with a nominal value of Euro 1 each, numbered from 60,001 to 190,060,000, bothinclusive. The new shares will be fully subscribed and paid in by the Segregating Company on the Segregation effective date by means of the transfer to the Recipient Company of the assets and liabilities that are comprised in the Segregated Business. 5.3. Las nuevas acciones seran lntegramente suscTitas y desembolsadas por Ia Sociedad Segregada en Ia fecha de erectividad de Ia Segregaci6n mediante Ia transmisi6n en bloque a favor de Ia Sociedad Beneficiaria de los elementos patrimoniales de Mediaset Espaa que integran el Patrimonio Segregado. 5.4. Las nuevas acciones se emitiran con una prima de emisi6n conjunta de 630.364.697,90 euros, equivalente al valor del Patrimonio Segregado indicado en el apartado 4.5 disminuido en el importe del aumento del capital social de Ia Sociedad Beneficiaria, correspondiendo 3,31770893631579 euros de prima de emisi6n a cada nueva acci6n de Ia Sociedad Beneficiarla.La prima de emisi6n sera igualmente desembolsada por entero como consecuencia de Ia transmisi6n a Ia Sociedad Beneficiaria de los elementos patrimoniales de Mediaset Espaa que se segregan. 5.3. 5.4. The new shares will be issued with a joint Tssue premium of Euro 630,364,697.90 equivalent to the value of the Segregated Business indicated in Section 4.5 reduced by the amount of the share capital increase or the Recipient Company, with Euro 3.31770893631579 of share premium corresponding to each new share of the Recipient Company. The share premium will also be paid in in full as a result of the transfer to the Recipient Company of the segregated assets and liabilities of Mediaset Espana. 5.5. Cualquier diferencia de valoraci6n que se ponga de manifiesto en el Patrimonio Segregado hasta Ia fecha de efectos de Ia Segregaci6n sera ajustada contra el patrimonio neto de Ia Sociedad Beneficiaria de acuerdo con las normas contables aplicabel s, bien mediante Ia reducci6n de Ia prima de emisi6n si Ia diferencia es negativa, bien mediante elincremento de Ia prima de emisi6n si Ia diferencia es positiva. CONSEJO DE ADMINISTRACI6N DE LA SOCIEDAO BENEFICIARIA 5.5. Any valuation difference arising in the Segregated Business up to the date or effectiveness of the Segregation will be adjusted against the net equity of the Recipient Company in accordance with applicable accounting regulations, either by reducing the share premium if the difference is negative, or by increasing the share premium if the difference is positive. 6. 6. BOARD OF DIRECTORS OF THE RECIPIENT COMPANY Tras Ia consumaci611 de Ia Segregaci6n, esta previsto que los miembros del Consejo de Administraci6n de Ia Sociedad Beneficiaria sean los actuales miembros del Consejo de Administraci6n de Mediaset Espa a. es decir los Upon completion of the Segregation, the members of the Board of Directors of the Recipient Company are envisaged to be the current members of the Board of Directors of Mediaset Espana, namely the following (who hold office in the Board of Directors of Mediaset Espana since the dates respectively indicated); siguientes (quienes ostentan su cargo en el Con§f!i'nistraci6n de S(,);.-r-.;.NIRu.rr.tiJs 'i' Mediaset Espana desde Ia fecha respectivamente iplf Cfa),; ;,<i{(,' ""-l;b <?, Ar r c' -x.. Qj ,.;:.;_r1'i. G'l t 01 (f';\ l1 'lt'< 1llt111', dili}!,eth.i, !t:.gitHII, l;illll 1 0: ... t. .,...-::-:-;(, 1>'1£. :1J ··•t inIi11 ,,m xu, .:.>.dusivu pur..1 dr 1 it 1.a" 7134 "' •., t;(') '9;, ill ,# (""P':)G)O'".)'i, c; tfi ( ICUIIII.'CtPS 111)\..lii.<Jk.lf' ·A-• o.•: ,._,c.."'(..,.. '7. •'"\ ' :.qOR1o• "' l ,1,

D.Alejandro Echevarria Busquet D.Fedele Confalonieri D. Paolo Vasile D. Massimo Musolino D.Mario Rodriguez Valderas D. Marco Giordani Dria. Cristina Garmendia Mendizabal Dila. Consuelo Crespo Bofill Dria. Helena Revoredo Delvecchio D. Javier Dlez de Polanco Dila. Gina Nieri D. Niccol6 Querci D. Boa Prado Eulate desde el 15 de mayo de 1996 desde el21 de diciembre de 2000 desde el 29 de marzo de 1999 desde el9 de abrilde 2008 desde el 9 de abril de 2008 desde el 7 de mayo de 2003 desde el18 de abrilde 2018 desde el18 de abril de 2018 desde el 1 de abrilde 2009 desde el 18 de abrilde 2018 desde el18 de abrilde 2018 desde el18 de abrilde 2018 desde el18 de abril de 2018 Mr. Alejandro Echevarria Busquet Mr. Fedele Confalonieri Mr. Paolo Vasile Mr. Massimo Musolino Mr. Mario Rodriguez Valderas Mr. Marco Giordani Ms. Cristina Garmendia Mendizabal Ms. Consuelo Crespo Bofill Ms.Helena Revoredo Delvecchio Mr. Javier Diez de Polanco Ms. Gina Nieri Mr. Niccol6 Querci Mr. Boa Prado Eulate since 15 May 1996 since 21 December 2000 since 29 March 1999 since 9 April 2008 since 9 April2008 since 7 May 2003 since 18 April 2018 since 18 April 2018 since 1 April 2009 since 18 April2018 since 18 April 2018 since 18 April2018 since 18 April 2018 7.VENTAJAS ATRIBUIOAS, EN SU CAS01 A 7. LOS MIEMBROS DE LOS CONSEJOS DE ADVANTAGES,IF ANY,GRANTED TO lliE MEMBERS OF lliE BOARDS OF DIRECTORS,lliE EXPERT EXAMINING lliE PRESENT SEGREGATION PLAN OR THE STATIJTORY AUDITORS OF MEDIASET ESPANA ON OCCASION OF THE SEGREGATION ADMINISTRACI6N,AL EXPERTO QUE EXAMINE EL PRESENTE PROYECTO DE 5EGREGAC6I N 0 A LOS AUDITORES DE CUENTAS DE MEDIASET ES'PANA CON OCASI6N DE LA 5EGREGACI6N 7.1. No se atribuiran ventajas especiales a los miembros del Consejo de Administraci6n de Mediaset Espaila nide Ia Sociedad Beneficiaria, nia ninguna otra persona con ocasi6n de Ia Segregaci6n. 7.2. No se atribuiran ventajas especiales al experto independiente que designe el Registro Mercantil de Madrid (a solicitud conjunta de Mediaset Espana y GA Mediaset) para Ia elaboraci6n del preceptive informe a los efectos del articulo 67 de Ia LSC. El expertoindependiente recibira exclusivamente una remuneraci6n adecuada en contraprestaci6n por los servicios prestados. 7.1. No special advantages shall be granted to the members of the Board of Directors of Mediaset Espana nor the Recipient Company, nor to any other person on the occasion of the Segregation. 7.2. No special advantages shall be granted to the expert to be appointed by the Commercial Register of Madrid (pursuant to Mediaset Espana's and GA Mediaset's joint request) in order to draft the mandatory expert report for the purposes of Article 67 of the LSC. The expert shall exclusively receive adequate remuneration in consideration for the services rendered. No special advantages shall be granted to the statutory auditors. DATE OF ACCOUNTING EFFECTS OF THE SEGREGATION 7.3. 8. No se atribuirtm ventajas especiales a los auditores. FECHA DE EFECTOS CONTABLES DE LA SEGREGACI6N La fecha de efectos contables de Ia Segregaci6n sera Ia que resulte de aplicaci6n de conformidad con lo previsto en elPlan Generalde Contabilidad. 7.3. 8. The date of accounting effects of the Segregation shall be the date resulting from the application of the General Accounting Plan. CONSTA h \lpnrt11nr Jiliccnl'i<• d· ll:g timadun 1l..' 1 ir:nrl ! ., foli,, ;1111..' tel, ..xd JVLI ptlr;• c ji)C.: IIIil<.C!JJ:-. fllttai.Jail-5, J f ((' ::,o').b 8/34

9. 9. INCIDENCIA, EN SU CASO, SOBRE APORTACIONES DE INDUSTRIA, PRESTACIONES ACCESORIAS,SOBRE DERECHOS ESPECIALES Y SOBRE TiTULOS DtSTINTOS DE ACCIONES Ni Mediaset Espalla ni GA Mediaset tienen accionistas obligados a realizar prestaciones accesorias ni titulares de derechos especiales o de trtulos distintos de acciones,de modo que Ia Segregaci6n no puede tener incidencla alguna sabre tales conceptos. INCIDENCIA, EN SU CASO, SOBRE EL EMPLEO Y SOBRE LA RESPONSABILIDAD SOCIAL CORPORATIVA,E IMPACTODE GENERO IMPACT, IF ANY, ON INDUSTRY CONTRIBUTIONS, ANCILLARY SERVICES, ON SPECIAL RIGHTS AND ON SECURITIES OTHER THAN SHARES Neither Mediaset Espana nor GA Mediaset have shareholders obliged to perform ancillary services and there are no holders of special rights or of securities other than shares, so that the Segregation cannot have any impact on these items. 10. 10. IMPACT,IF ANY, ON EMPLOYMENT AND ON CORPORATE SOCIAL RESPONSIBILITY, AND GENDER IMPACT 10.1.De acuerdo con lo dispuesto en el articulo 44 del texto refundido del Estatuto de los Trabajadores, regulador del supuesto de sucesi6n de empresa, Ia Sociedad Beneficiaria de Ia Segregaci6n se subrogara en los derechos y obligaciones laborales de los trabajadores de Ia Sociedad Segregada vinculados a Ia unidad econ6mica constituida por elPatrimonio Segregado. 10.2.Conforme al mismo precepto, ambas sociedades responderan solidariamente, en los terminos legalmente previstos, de las obligaciones laborales nacidas con anterioridad a Ia Segregacl6n, asl como de las obligaciones en materia de Seguridad Social, ya se Irate de obligaciones de cotizaci6n o de prestaciones generadas con anterioridad. 10.3.Por lo demas, en virtud deIa Segregaci6n -que se noillicania los representantes legales de los trabajadores con arreglo a lo previsto legalmente, asl como a los organismos publicos a los que resulte procedente (en particular, Ia Tesorerla General de Ia Seguridad Social)-Ia Sociedad Beneficiaria asumira y mantendra Integra Ia organizaci6n y los medias materiales de Ia Sociedad Segregada, asl como las politicas y procedimientos que esta ha venido observando en materia de gesti6n de persona.l Por consiguiente, ningun aspecto relacionado con elempleo se vera cualitativa o cuantitatrvamente a(ectado par Ia Segregaci6n. 10.4.Del mismo modo, no esta previsto que, con ocasi6n de Ia Segregaci6n, se produzcan cambios en et 6rgano de administraci6n desde el punto de vista de su distribuci6n por generos.De igualmanera, Ia Segregaci6n no modificara Ia polit ca que ha venido gobemando esta materia en Ia Sociedad Segregada; politica que se replicara en Ia Sociedad Beneficiaria. 10.1.1n accordance with the provisions of Article 44 of the revised text of the Worl<ers' Statute, which regulates company succession, the Recipient Company of the Segregation will be subrogated to the labor rights and obligations of those employees of the Segregating Company linked to the economic unit constituted by the Segregated Business. 10.2.Pursuant to the same provision, both companies will be jointly and severally liable, under appilcable legal terms, for the labor obilgations arising prior to the Segregation, as well as for the obligations relating to Social Security, regardless whether these are contribution obligations or previously generated benefits. 10.3.By virtue of the Segregation -which will be notified to the legal representatives of the employees in accordance with applicable legalprovisions, as well as to the relevant public authorities (particularly, the General Treasury of the Social Security)-the Recipient Company Will assume and maintain in full the organization and materialresources of the Segregating Company, as well as the policies and procedures it has been observing with regard to personnel management. Therefore, no aspect related to employment will be qualitatively or quantitatively affected by the Segregation. 10.4. Similarly, it is not foreseen that, on the occasion of the Segregation, there will be any changes in the management body from the point of view of its gender distribution. Also, the Segregation will not modify the policy that has been governing this matter in the Segregating Company;a policy that willbe replicated in the Recipient Company. r' gitmw1t1n o..>.dusivo ·£• t11 llt• Ef' G)o )4 b dn l<ll lUic.l!iah.:, 1{ 913·1 o.:l 1, 1···: "'··,lili,. .:lt i.' toiJt, .. 111\.XO, 'II'\' l:U II l

10.5.Por cuanto se refiere a Ia incidencia de Ia Segregaci6n enIa responsabilidad social de Ia empresa, el articulo 6.4.(xviii)(f) del reglamento del Consejo de 10.5.With regard to the impact of the Segregation on corporate social responsibility, Article 6.4.(xviii)(f) of the regulations of the Board of Directors of the Segregating Company provides that the Board of Directors shall approve and supervise the policy of the Segregating Company in this matter. This policy, the latest version of which dates from 26 October 2016, provides for its application "in all the companies within the Mediaset Espaa Group, regardless of their activity or country of establishment". This application to participated companies, among others,is also foreseen in the Code of Ethics of the Segregating Company, the last update of which was approved by its Board of Directors on December 21, 2016. Consequently, once the Segregation has been verified, the Recipient Company, as a company wholly owned by the Segregating Company, will continue to comply with its commitments as a Mediaset Espana Group company and will assume and maintain Mediaset Espana's current policy on corporate social responsibility in full, even after the extinction of Mediaset Espana on the occasion of the effectiveness of the Transaction. Admlnistraci6n de Ia Sociedad Segregada preve que corresponde a este Ia aprobaci6n y superv1si6n de Ia politica de Ia Sociedad Segregada en esta materia. La referida politica, cuya ultima version data de 26 de octubre de 2016, preve su aplicaci6n ·en todas las sociedades que integran el Grupo Mediaset Espana, independientemente de Ia actividad o el pals donde esten establecidas·.Esta apilcaoi6n a empresas participadas, entre otras, tambien se predica del C6digo Etico de Ia Sociedad Segregada, cuya ultima actualizacion tue aprobada por su Consejo de Administraci6n el21 de diciembre de 2016.Por consiguiente, una vez verificada Ia Segregaci6n, Ia Sociedad Beneficiaria, en tanto que sociedad lntegramente part cipada porIa Sociedad Segregada, continuara observando los compromises que le incumben como sociedad del Grupo Mediaset Espana, y asumira y mantendra Integra Ia actualpolitica de Mediaset Espar'la en materia de responsabilidad social corporative, incluso despues de Ia extinci6n de Mediaset Espana con motivo de Ia efectividad de Ia Operaci6n. 11. REGIMEN FISCAL 11.1,Taly como se ha indicado en elparrafo Illde Ia secci6n preliminar,Ia Segregaci6n constituye una operaci6n a Ia que resulta aplicable el regimen fiscal especial de fusiones, escisiones, aportaciones de actives, canje de valores y cambio de domicilio socialde una sociedad europea o una sociedad cooperative europea de un estado miembro a otro deIa Union Europea, previsto en elcapitulo VII deltitulo VII de Ia US, sin que se vaya a renunciar a su aplicaci6n. En todo caso, Ia Segregaci6n sera objeto de comunicaci6n a Ia administraci6n tributaria de conformidad con lo establecido en los artlculos 89.1 de Ia LIS y 48 del Reglamento del lmpuesto sobre Sociedades aprobado por el Real Decreta 63412015 de 10 de julio.. 11.2.Asimismo,de conformidad con elcontenido delarticulo 7.1° de Ia Ley 37/1992, de 28 de diciembre, dellmpuesto sobre elValor Ar'ladido, se deja constancia de que Ia presente Segregaci6n no esta sujeta al impuesto sobre el valor anadido, por suponer Ia transmisi6n de un conjunto de elementos corporales e incorporales que, forrnando parte del patrimonio empresarial de Ia Sociedad Segregada, constituyen una unidad econ6mica aut6noma en Ia Sociedad Segregada capaz de desarrollar una actlvidad empresarialpor sus propios medics. 12. CONOICI6N SUSPENSIVA 12.1.La eficacia de Ia Segregaci6n queda supeditada al cumplimiento de Ia condici6n suspensive consistente en Ia obtenci6n por Ia Sociedad Segregada de Ia autorizacion expresa o tacita de Ia SEAD en relaci6n con Ia transmisi6n a Ia Sociedad Beneficiaria de las siguientes licencias de comun caci6n audiovisual, de conformidad con lo previsto en el articulo 29 de Ia Ley 7/2010, de 31 de marzo, Generalde Comunicacl6n Audiovisual: 11. TAX REGIME 11.1.As indicated in Paragraph Ill ofthe preliminary section, the Segregalion qualifies for the specialtax regime for mergers, divisions, transfers of assets, exchange of securities and change of registered office of a European. company or a European cooperative society from one member state of the European Union to another, as provided for in Chapter VII of Title VII of the LIS, and the application of this regime is not going to be waived-up. In any case, the Segregation will be notified to the tax authorities in accordance with the provisions of Articles 89.1 of the LIS and 48 of the Corporate Income Tax Regulation, RoyalDecree 634/2015, 10 July-11.2.Likewise, in accordance with the provisions of Article 7.1° of Law 37/1992, of 28 December, on Value Added Tax, it is hereby stated that the Segregation will not be subject to value added tax, since it involves the transfer of a set of tangible and intangible elements which are part of the Segregating Company's assets as an autonomous economic unit capable, in the Segregating Company, of carrying out a business activity by its own means. 12. CONDITION PRECEDENT 12.1.The effectiveness of the Segregation is subject to the satisfaction of the condition precedent consisting of the obtaining by the Segregating Company of the authorization of the SEAD in relation to the transfer to the Recipient Company of the following audiovisual communication licenses, in accordance with the provisions of Article 29 of Law 7/2010, of 31 March, on General Audiovisual Communication: ("O lit 'lJ'""rtun:.dili)•1..1K i<· ck u tolt• ' i\ l ll , ,.,.d JVL l'll ' 10134 \)C IJII .111J Wlt.Uliai. n•• t::" G>o '>i b dl kg!tim.L'H • NST'"\ fi r rna H

(i) Licencia para Ia prestaci6n del serv1cJo de comunicaci6n audiovisual adjudicada mediante el Acuerdo de Consejo de Ministros de 11 de junio de 2010, por el cual se transform6 en licencia Ia concesi6n inicialmente adjudicada en virtud del Acuerdo de Consejo de Ministros de 25 de agosto de 1989. Multiple digital de cobertura estatal asignada por acuerdo de Consejo de Ministros de 16 de julio de 2010. (i) License for the provision of the audiovisual communication service awarded through the Council of Ministers Agreement of June 11, 2010, by which the concession initially awarded pursuant to the Councilof Ministers Agreement of August 25, 1989 was transformed into a license. (ii) (ii) License awarded under the Councilof Ministers Agreement of July 16, 2010 by which a digital multiple of state coverageis assigned. Licenses corresponding to the Multiplex of Cuatro (Cuatro and three more channels) transmitted to Mediaset by virtue of the acquisition of Sociedad Generalde Televisi6n Cuatro, S.A.U., in 2010. (iii) licencias correspondientes al Multiplex de Cualro (Cuatro y tres canales mas) transmitidas a Mediaset en virtud de Ia adquisici6n de Ia Sociedad Generalde Televisi6n Cuatro, S.A.U., en 2010. Ucencia para Ia explotaci6n, en regimen de emisi6n en abierto del servicio de comunicaci6n audiovisual televisiva mediante ondas hertzianas terrestres de cobertura estatal, de un canal de televisi6n de alta definici6n (HD), adjudicada en virtud del Acuerdo de Consejo de Ministros de16 de octubre de 2015, con una vigencia de 15 ai'los, prorrogables. (iii) (iv) (iv) License for the exploitation, under the regime of open broadcasting of the television audiovisual communication service by means of terrestrial hertzian waves of state coverage, of a high definition television (HD) channel, awarded by virtue of the Agreement of the Council of Ministers of October 16, 2015, with a validity of 15 years, extendable. Madrid, 7 de junio de 2019 11/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunicaci6n, S. A. Consejo de Administraci6n I Board of Di rectors · D. Alejandro Echevarria Busquet Presidente (UNS / A b "[O' rtuJa diligencia de lt!girirnuciou d t• fmnas .:n fol10 a nexo exclusivo pnrcl oocumL'\lLOS notariah.:s, rfP?:,b'X> YqL 12/34

PROYECTO DE SEGREGACION I SEGREGATION PLAN Mediaset Espana Comunicaci6n, S.A. Consejo de Administraci6n I Board of Directors D. Cristina Garmendia Mendizabal Consejero CONSTA Ia OJY.l rluna diligencia d(; h.:gitimacton de firmas en folio c.."-:Jc;J:1:Q.ttl; ::.ct.1.ri:1les> anexo, cx clu.sivo pflla nc t P"2:£ 'J.4. £0 13/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunlcaci6n. S.A. Consejo de Adminlstraci6n I Board of Directors D. Javier Die de Polanco Consejero 14/34

PROYECTO DE SEGREGACION I SEGREGATION PLAN Mediaset Espana Comunicaci6n, S.A. Consejo de Administraci6n I Board of Directors I Dna. Consejero CONSTA Ia oportuna diligencia d<.; kgitimad6n d.e firmas en folio anexo, xclusivo pu.ra OOCUffitilt.oS notariales, it' e( b"')O q J:.. 15/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunlcacl6n, S.A. Consejo de Administraci6n I Board of Directors Dna. Consuelo Crespo Bofill Consejero COi':/_STA Ia o \'1rtuna diligencia de lt:gitimac1011 de ltrmas en f lio anexo, excl iv u pll.ra oocumoows nota.nales, rt' ci?3.C'S,o CC..C 16/34

PROYECTO DE SEGREGACION I SEGREGATION PLAN Mediaset Espana Comunlcacl6n, S.A. Consejo de Admlnlstracl6n I Board of Directors Falla Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con el art culo 228 de Ia LSC. D. Fedele Confalionieri Consejero CO!':STr\ Ill orm:un; ,lili t:,}Lifl tl kglltlll.•L:IOI de tirtna:-; n wlio <lllcX0, e>..du-..'. 1\'L pfl.rc. oocurooou>:s nowri.ait:s, ne t_:-p J:b3o 3CJG 17/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunlcacl6n, S.A. Consejo de Administracl6n I Board of Directors Falla Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sabreIa Operaci6n de acuerdo con elarticulo 228 de Ia LSC. D.Marco Giordani Consejero 18/34

, PROYECTO DE SEGREGACION I SEGREGATION PLAN Mediaset Espana Comunlcaclon,S.A. Consejo de Admlnistracl6n I Board of Directors Falla Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con el art culo 228 de fa LSC. Dna. Gina Nieri Consejero ('( )NS rA I;: orilrtUna diligcm:ia dL kgitillldt:lUII de Iirma:;n folio .tncx<,, cxcllll6iv o puc-a E: 36:)o'39 (, (Jcurulf.>-'notizlcs, rf' 19/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espaii a Comunicaci6n.S.A. Consejo de Admlnlstracl6n I Board of Directors Falta Ia firma por abstenerse de participar en Ia deilberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con el articulo 228 de Ia LSC. D, Niccol6 Querci Consejero CONSTA Ia l'I\.'Jrtun:t ,Wibtnd• IL lt.:giunt t:tlllt de firmus en folio il llt:.xr,, cnlU:Sivu ptlr' C!.")Cumr11J)::-. nm·i2!cs, n11?c·-:>o 39,c 20/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Medlaset Espana Comunlcacl6n,S.A. Consejo de Admlnlstracl6n I Board of Directors Falta Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sabre Ia Operaci6n de acuerdo con elarticulo 228 de Ia LSC. D. Boa Prado Eulate Consejero 21/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunicacl6n, S.A. Consejo de Admlnlstraclon I Board of Directors Falta Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con el articulo 228 de Ia LSC. D. Paolo Vasile Consejero ('ON_S 1'."· In nJ v1 tu 1; dilil!'lIL..:i.• d1 k:gitimt cion «!(! ftnn;r:-loiH. trH:.x<2.? l!Xclw.,ivo pu.r,1 ' /;;_ ( 3<; 'So '3,7_£ lCUrnl'illt1S OOWJ l.lli o: , 111 22/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Mediaset Espana Comunlcac!on, S.A. Consejo de Administraclon I Board of Directors Falla Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con elarticulo 228 de Ia LSC. D.Massimo Musolino Consejero 23/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Medla set Espana Comunlcacl6n, S.A. Consejo de Admlnlstracion I Board of Directors FaIta Ia firma por abstenerse de participar en Ia deliberaci6n y votaci6n sobre Ia Operaci6n de acuerdo con el articulo 228 de Ia LSC. D.Mario Rodriguez Valderas Consejero CONS lA 1:, ''I '''''JJ· l',·/,·. gc:ucr'• dt t(I.' f1·nn:1 . · fol· · .1 J .;gl•ll•ll1,tt:ioJJ - 11 It, d Jll.::-tuc>..d .· "· (n.)CUinumo flUL<Jri..HJl;•.c,, Jl . 0363lioSIYO9..p-eu.ra n C r 24/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Grupo AudiovisualMediaset Espana Comunicaci6n,S.A. Consejo de Administracl6n I Board of Directors D. Paolo Vasile Presidente C'ON_STA In oponun tliligt::ucia t.k legitimacio 11 tli! fm11as 1.!11 ful ll> am.:xu, .;>.cJU Sivo pnra doc:umootos nuwiah.:s, 0"" E?k:5o 96 25/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Grupo AudiovisualMedi aset Espana Comunicaci6n,S. A. Consejo de Administracl6n I Board of Directors D. Manuel Villanueva de Castro Consejero '? STa OJXlrtuw dil igcncia de legiti maci6t c lflllucn foiJo anexo cxclu.siv I t.\lcumwtos notari.alcs oaJ r/-.f) 0 ptld"a 'c SG 3o?CfG 26/34

PROYECTO DE SEGREGACI6N I SEGREGATION PLAN Grupo AudiovisualMediaset Espana Comunicaci6n, S.A. D. Massimo Musolino Consejero CONST/\ I a OJX> rtuna d i ligcnci a de legili macion de f i rmas en foli o a n cxo, exdU§i vo pnr a oocumootos not.ariRies, rf cP3b'!::c;>39 0 27/34

PROYECTO DE SEGREGACIÓN / SEGREGATION PLAN

Grupo Audiovisual Mediaset España Comunicación, S.A.

Consejo de Administración / Board of Directors

D. Mario Rodriguez Valderas

Consejero

NOTARIA DE D. MIGUEL RUIZ-GALLARDÓN GARCÍA RASILLA · NIHIL PRIUS FIDE · MADRID ·

CONSTA la oportuna diligencia de legitimación de firmas en folio anexo, exclusivo para documentos notariales, nº EP3630396

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ANEXOS:

Anexo 1

Estatutos sociales de la Sociedad Beneficiaria

Anexo 2

Balance del Patrimonio Segregado a 31 de diciembre de 2018

Anexo 3

Listado de bienes inmuebles del Patrimonio Segregado

Anexo 4

Listado de marcas y nombres comerciales del Patrimonio Segregado

Anexo 5

Listado de dominios del Patrimonio Segregado

ANNEXES:

Annex 1

Articles of association of the Recipient Company

Annex 2

Balance sheet of the Segregating Company as of December 31, 2018

Annex 3

List of real estate assets of the Segregated Business

Annex 4

List of trademarks and trade names of the Segregated Business

Annex 5

List of domains of the Segregated Business

NOTARIA DE D. MIGUEL RUIZ-GALLARDÓN GARCÍA · MADRID · NIHIL PRIUS FIDE

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Anexo 1 Estatutos sociales de Ia Sociedad Beneficiaria CONS l i\ Ia llJ:t '!lllll • Jiligl'nLi;• - l IL:gitiH1<H.:i(IJJ J.t finnas l;'f! foltu anxu, ..>.cl ivu ptM""d tk)curnootos Hol.ari.ales, rf Ef SC3o 3<] 30/34

ESTATUTOS SOCIALES DE GRUPO AUDIOVISUAL MEDIASET ESPANA COMUNICACION, S.A. SOCIEDAD ANONIMA CUNS'I A.Ia Ul\:-Jf!Ullii diligt:nli<1 de kgitim;.H.:iun d..: fJr rtus 1:11 r'ol;_ 1nexo, ..:xch.t>&ivo ptlt'<' oocumuuto> nrnari:.'IJe,.rftP 1{;'So 3 C7

iNDICE TiTULO PRIMERO ................................................................................................................6 Articulo I. Denonrinacion .................................................................................................. 6 Articulo 2. Objeto social ....................................................................................................6 Articulo 3. Duracion de Ia Sociedad y comienzo de las operaciones................................ 7 Articulo 4. Donricilio.......................................................................................................... 7 TITULO SEGUNDO................................................................................................................ 8 Articulo 5. Capital social ...................................................................................................8 Articulo 6. Representacion de las acciones........................................................................ 8 Derechos de accionista .................................................................................... 8 Articulo 7. Articulo 8. Titularidad nuiltiple.......................................................................................... 9 Articulo 9. Transmision de las acciones ............................................................................ 9 Articulo 10. Desembolsos pendientes................................................................................... 9 Articulo II . Aumento de capital......................................................................................... 10 Articulo 12. Capital autorizado.......................................................................................... I 0 Articulo I 3. Derecho de preferencia y su supresion.......................................................... 11 Articulo /4. Reduccion de capital ...................................................................................... II Amortizacion forzosa...................................................................................... I 2 Articulo 15. TiTULO TERCERO.............................................................................................................. l2 Articulo 16. Emision de obligaciones.................................................................................12 Articulo I 7. Obligaciones convertibles y canjeables......................................................... 12 Articulo 18. Otros valores .................................................................................................. 13 TITULO CUARTO ..............................................................................................................13 Capitulo Primero ...................................................................................................................... 1 3

Articulo 19. Distribucion de competencias ........................................................................ 13 Articulo 20. Principios de actuacion.................................................................................. 15 Capitulo Segundo ..................................................................................................................... 15 Articulo 21. Regulaeion de Ia junta general ...................................................................... 15 Articulo 22. Closes de juntas generales .............................................................................15 Articulo 23. Convocatoria de Ia junta genera/................................................................... 16 Articulo 24. Lugar y tiempo de celebracion....................................................................... 17 Articulo 25. Conslitucion de Ia junta general .................................................................... 17 Articulo 26. Junta universal ...............................................................................................18 Articulo 27. Derecho de asistencia .................................................................................... 18 Articulo 28. Representacion en Ia junta general................................................................ 19 Articulo 29. Mesa de Ia junta general ................................................................................ 19 Articulo 30. Lista de asistentes........................................................................................... 20 Articulo 31. Deliberacion de lajunta general ...................................................................20 Articulo 32. Derecho de informacion................................................................................. 21 Votacion ......................................................................................................... 22 Articulo 33. Articulo 34. Adopcion de acuerdos .................................................................................... 23 Articulo 35. Aetas de Ia junta general................................................................................24 Capitulo Tercero....................................................................................................................... 25 Articulo 36. Norma/iva del consejo de administracion...................................................... 25 Articulo 37. Facultades de administracion y supervision.................................................. 25 Articulo 38. Facultades de representacion ........................................................................ 29 Articulo 39. Composicion cuantitativa del consejo de administracion..............................29 Articulo 40. Composicion cualitativa del consejo de administracion................................29 1 Ol\JSTA h.. :Jfl'lrtunJii:!JtfiL!r \)L kg um .:lul: ck tH·ra:--:n lt !o an ;? c.>.clL:SlYC pil!<! 3>o 3.7 G oo .:um uonmanat .:, nt C..7C:

Articulo 41. Designacion de consejeros.............................................................................30 Articulo 42. Cargos del consejo de administracion........................................................... 30 Articulo 43. Convocatoria del consejo de administracion................................................. 32 Articulo 44. Reuniones del consejo de administracion...................................................... 32 Articulo 45. Desarrollo de las se.siones..............................................................................33 Articulo 46. Adopcion de acuerdos en el consejo de administracion ................................ 34 Articulo 47. Aetas del consejo de administracion..............................................................34 Capitulo Cuarto ........................................................................................................................35 Articulo 48. Organos delegados y comisiones internas del consejo.................................. 35 Articulo 49. Comision ejecutiva......................................................................................... 35 Articulo 50. Comi'.ii6n de auditor/a y cumplimiento .......................................................... 36 Comisi6n de nombramientos y retribuciones................................................. 40 Articulo 51. Capitulo Quinto........................................................................................................................42 Articulo 52. Obligaciones generales del consejero............................................................ 42 Faculrades de informacion e inspeccion........................................................ 43 Articulo 53. Articulo 54. Duracion del cargo de consejero................................................................... 44 Articulo 55. Dimision y cese de los consejeros.................................................................. 44 Articulo 56. Retribucion de los consejeros ........................................................................ 45 TiTULO QUINTO ................................................................................................................. 47 Comunicaciones par medias telematicos ....................................................... 47 Articulo 57. TITULO SEXTO .................................................................................................................... 47 Ejercicio social............................................................................................... 47 Articulo 58. Articulo 59. Formulacion de las cuentas anuales..............................................................47 Articulo 60. Verificacion de las cuentas anuales............................................................... 48

Articulo 61. Aprobacion de las cuentas anuales y distribucion del resultado...................48 Deposito de las cuentas anuales aprobadas .................................................. 49 Articulo 62. TiTULO SEPTIMO............................................................................................................... 50 Disolucion de Ia sociedad .............................................................................. 50 Articulo 63. Articulo 64. Liquidacion.....................................................................................................50 Aclivos y pasivos sobrevenidos ...................................................................... 50 Articulo 65. TiTULO OCTAVO................................................................................................................ 51 Articulo 66. Jurisdiccion.................................................................................................... 51

ESTATUTOS DE GRUPO AUDIOVISUAL MEDIASET ESPANA COMUNICACION, S.A., SOCIEDAD ANONIMA TiTULO PRIMERO DISPOSICIONES GENERALES ARTICULO 1. Dcnominacion La Sociedad se denomina "Grupo Audiovisual Mediaset Espana Comunicacion, S.A." (en adelante, Ia ''Sociedad''), y se rige por los presentes estatutos y por las disposiciones que resulten de aplicaci6n en cada momenta. ARTiCUL02. Objeto social I . La Sociedad tiene por objeto: (a) La prestaci6n de servicios de comunicaci6n audiovisual radiof6nica y televisiva, ya sean a petici6n o no, de pago o no, en movilidad o no, cualquiera que sea el ambito territorial de cobertura y el media de emisi6n, de acuerdo con to dispuesto en Ia Ley 7/2010, General de Comunicaci6n Audiovisual. (b) La gesti6n y explotaci6n de los servicios de radio, television o cualquier otro media de comunicaci6n en cualesquiera de sus formas de prestaci6n, distribuci6n o emisi6n, ya sea por via terrestre, satelite, cable o Internet, analogica o digital. (c) La creaci6n, adquisici6n, producci6n, coproducci6n, edici6n, rodaje o grabaci6n, reproduccion, emision, difusi6n, distribuci6n, comercializaci6n y Ia explotaci6n en cualquier forma de cualesquiera obras o grabaciones, sonoras, audiovisuales, escritas o informaticas, asi como de los derechos relativos a tales obras. (d) La organizaci6n y producci6n de eventos o acontecimientos culturales, deportivos, musicales o de cualquier tipo, asi como Ia adquisici6n y explotaci6n en cualquier forma de toda clase de derechos que recaigan sabre dichos eventos o acontecimien tos culturales, deportivos, musicales ode cualquier tipo. (e) La creaci6n, adquisici6n, comercializaci6n y explotaci6n en cualquier forma, directa o indirectamente, de marcas, patentes y cualquier otro tipo de derechos de propiedad industrial, intelectual o de imagen, asf como de cualesq uiera objetos, COi':iSI:A. Ia oportuna Jiligenc:ia lle legitimaci6n 6/51 tk llfollc. en ful il• 10\. :\ u..:xdU>)iv · pura ' ·cumc:(lux. u•itariaJ .:.• t!"' (C{JI,C)o 3'7G modelos o metodos susceptibles de servir de soporte para Ia explotaci6n de los derechos anteriores. (t) La realizaci6n y ejecuci6n de proyectos publicitarios y las tareas re lacionadas con Ia contrataci6n, intermediaci6n, y difusi6n de mensajes publicitarios en cualquiera de sus modalidades posibles, a traves de cualquier media de difusi6n o comunicaci6n social. (g) La realizaci6n de actividades relacionadas, directa o indirectamen te, con el marketing, el merchandisi ng y cualesquiera otras actividades comerciales. (h) La prestaci6n de servicios de asesoria, consultoria, investigaci6n, gesti6n, administraci6n, instalaci6n, agencia, representaci6n, estudios de mercado relacionados con las actividades antes reseiiadas, asi como Ia compra, venta y explotaci6n de bienes muebles e inmuebles. 2. Las actividades integrantes del objeto social descrito en el apartado uno anterior podnin tambien ser desarrolladas indirectamen te, a traves de Ia participaci6n en entidades o sociedades con objeto identico o amilogo. Duracion de Ia Sociedad y comienzo de las opcraciones ARTiCUL03. La Sociedad esta constituida por tiempo indefi n ido. ARTiCULO 4. Domicilio 1. La Sociedad tiene su domicilio en Ia Carretera de Fuencarral a Alcobendas, 4, 28050 Madrid. 2. El consejo de administraci6n es asim ismo competente para decidir o acordar Ia creaci6n, supresi6n o traslado de sucursales y delegaciones tanto en cl territorio nacional como en el extranjero. CONS' ;\ lc.uportuna diiigt;t ll i;, tiL ) ;g,}iJlll<.tt:iun de fitrl!,, · '1 f1 lio "IIWXO c.:xcl iv. pur:' I JCUfltLtJW.. nvw.nli.kS, rf cP 363o')cr G 7151

TITULO SEGUNDO EL CAPITAL SOCIAL Y LAS ACCIONES ARTICUL05. Capital social I . El capital social asciende a CIENTO NOVENTA MILLONES SESENTA MTL EUROS (190.060.000 €). 2. El capital social se halla dividido en ClENTO NOVENTA MILLONES SESENTA MIL (190.060.000) acciones ordinarias acumulables e indivisibles de I euro de valor nominal cada una, numeradas correlativamente del uno (I) al ciento noventa millones sesenta mil (190.060.000).am bas inclusive. 3. Todas las acciones se encuentran fntegramente desembolsadas. ARTiCULO 6. Representaci6n de las acciones Las acciones estanin representadas par media de tftulos nominativos, que podran ser simples o multiples. ARTiCULO 7. Derechos de accionista 1. La acci6n confiere a su titular legftimo Ia condici6n de accionista y le atribuye como minima los siguientes derechos, cuyo alcance viene definido porIa Ley y los estatutos: (a) El de participar en el reparto de las ganancias sociales yen el patrimonio resultante de Ia liquidaci6n. (b) El de suscripci6n preferente en Ia emisi6n de nuevas acciones ode obligaciones convertibles en acciones. (c) El de asistir y votar en las juntas generales. (d) El de impugnar los acuerdos sociales. (e) El de informacion. 2. El accionista ejercitara sus derechos y cumplini sus deberes frente a Ia Sociedad de conformidad con las exigencias de Ia buena fey respetando el interes social. CONST..11 \.lp-:mun;, diliq.encin lk kgillln.t-.:JuJ ' dfirma·.:r. Gilli t n .;;xu, c >.c!ivu pur. documontonO!ar.!.llks,!fff G-:>o5I1G 8/51

ARTICUL08. Titularidad multiple I . Las acciones son indivisibles. Los copropietarios de acciones habnin de designar a una sola persona para el ejercicio de los derechos de socio y responderan solidariamente frente a Ia Sociedad de cuantas obligaciones se deriven de Ia condici6n de accionista. 2. En los casos de usufructo. prenda u otros derechos limitados sobre las acciones, el ejercicio de los derechos politicos de socio corresponde, respectivamente, at nudo propietario, at deudor pignoraticio y al titular del dominio directo. 3. Las reglas contenidas en los apartados anteriores solo rigen frente a Ia Sociedad. En las relaciones internas, se estara a to convenido por las partes. ARTiCUL09. Transmisi6n de las acciones I . Las acciones y los derechos econ6micos que derivan de elias, incluido el de preferencia, son transmisibles por todos los medios admitidos en Derecho, con sujeci6n, en su caso, a los req uisitos que establezca Ia legislaci6n sectorial vigente. 2. La transmisi6n de acciones nuevas no podra hacerse efectiva antes de que se haya practicado Ia inscripci6n del aumento de capital en el Registro Mercantil. ARTICULO 10. Desembolsos pendientes 1 . Cuando existan acciones par:cialmente desembolsadas, el accionista debera proceder al desembolso en Ia forma y dentro del plazo que determine el consejo de administraci6n. 2. El consejo de administraci6n debeni acordar el pago de Ia parte del capital no desembolsado en el plazo maximo de cinco afios a contar de Ia fecha de constituci6n de Ia Sociedad o del acuerdo de aumento del capital social. 3. El accionista que se hallare en mora en el pago de los desembolsos pendientes no podra ejercitar el derecho de voto. El importe de sus acciones sera deducido del capital social para el c6mputo del quorum. Tampoco tendra derecho a percibir dividendos ni a Ia suscripci6n preferente de nuevas acciones ni de obligaciones convertibles. Una vez abonado el importe de los desembolsos pendientes junto con los intereses adeudados podra el accionista reclamar el pago de los desembolsos pendientes no CONS'JA 13 l1pu1tu11;1 Ji!Jgen,;i<t lk Jq itim<H.. Jun ck finrw3 en fulio C!Ot.:XO c..xcl usi vJ put" · cuml>:JWS tJ0\illiates, tfl E{? ('Z>C£0 9/51 prescritos, pero no podra reclamar Ia suscri pcion preferente, si el plaza para su ejercicio ya hubiere transcurrido. ARTiCULO 11. Aumcnto de capital I . El capital social podra ser aumentado por acuerdo de Ia junta general con los requisites establecidos por Ia Ley y conforme a las distintas modalidades que esta autoriza. El aumento de capital podra realizarse por emision de nuevas acciones o por elevacion del valor nominal de las ya existentes y, en am bos casas, el contravalor puede consistir en aportaciones dinerarias o no dinerar ias al patrimonio social, incluida Ia compensacion de creditos, o en Ia tra nsformacion de beneficios o reservas disponibles en capital social. El aumento de capital podra efectuarse en parte con cargo a nuevas aportaciones y en parte con cargo a reservas. 2. Cuando el aumento de capital no se hubiera suscrito integramente dentro del plaza senalado al efecto, el capital quedara aumentado en Ia cuantia efectivamente suscrita, salvo que en el acuerdo se hubiera previsto expresamente otra cosa. ARTICULO 12. Capital a utorizado I. La junta general, con los requisitos establecidos para Ia modificacion de los estatutos sociales y dentro de los lfmites y condiciones establecidos en Ia Ley, podra delegar en el consejo de administracion Ia facultad de acordar en una o varias veces el aumento de capital hasta el maximo permitido por Ia Ley en Ia oportunidad y cuantia que este dec ida. 2. La junta general podra, asimismo, delegar en el consejo de admi nistraci6n Ia facultad de ejecutar el acuerdo ya adoptado de aumentar el capital social, dentro de los plazas previstos porIa Ley, sefialando Ia fecha o fechas en que deba llevarse a efecto y fijando sus condiciones en todo lo no previsto por Ia junta general. El consejo de ad ministraci6n podni hacer uso en todo o en parte de dicha delegaci6n, o incluso abstenerse de ejecutarla en consideraci6n a las condiciones del mercado, de Ia propia Sociedad o de algun hecho o acontecimiento de especial relevancia que justifique a su juicio tal decision, dando cuenta de ella a Ia primera junta general que se celebre una vez concluido el plazo otorgado para su ejecuci6n. CONSTP..l:i •JP''J una JJ!l tn•·t<, k 1 g.!tima iun t.k .i·,r.it: en flol1! < ncxu ....... dc.'.>i\ 1 pu.r:• 10151 it' EP 36:1o )Cj 0 1r:uMv t.: ·.tnJ.I.JkS,

ARTiCULO 13. Dcrccho de preferencia y su supresion I . En los casas de aumento de capital social con emisi6n de nuevas acciones. los antiguos accionistas y los titulares de obligaciones convertibles podr.in ejercitar dentro del plaza que a este efecto les conceda el consejo de admi n istraci6n, que no sera inferior a un mes desde el envfo de Ia comunicaci6n a los accion istas o desde Ia publicaci6n del anuncio de Ia oferta de suscripci6n de nuevas acciones en el Boletln Oficial del Registro Mercantil, el derecho a suscribir en Ia nueva emisi6n un numero de acciones proporcional al valor nominal de las acciones que posean ode las q ue corresponderian a los titu lares de obligaciones convertibles de ejercitar en ese momenta Ia facu ltad de conversion. 2. Los derechos de preferencia seran transmisibles en las mismas condiciones que las acciones de las que deriven. 3. La junta general podni acordar Ia su presi6n, total o parcial, del derecho de preferencia por exigencias del interes social en los casas y con las condiciones previstas en Ia Ley. En particular, podra entenderse que concurren razones de inten!s social suficientes para justificar Ia supresi6n del derecho de preferencia cuando ella sea necesario para facilitar (i) Ia adquisici6n de actives -incluidas participaciones en otras sociedades-convenientes para el desarrollo del objeto social; (ii) Ia incorporaci6n de un socio industrial o tecno16gico; y (iii) en general, Ia realizaci6n de una operaci6n que resul te conveniente para Ia Sociedad. ARTiCULO 14. Rcduccion de capital I . La reducci6n de capital podra realizarse mediante Ia disminuci6n del valor nomi nal de las acciones, su amortizaci6n o su agrupaci6n para canjearlas y, en todos los casos, puede tener par finalidad Ia devoluci6n de aportaciones, Ia condonaci6n de Ia obligaci6n de realizar las aportaciones pendientes, Ia constituci6n o incremento de las reservas, el restablecimiento del equi libria entre el capi tal y el patrimonio de Ia Sociedad disminuido par consecuencia de perdidas, o varias de las referidas finalidades simultaneamen te. J IN-.;'! r. fn t .p HIU;}() Jiligti!CiP \\ kgilima,;i<Jn 1.k ,'H,Ji,lC:!l f ill it, ' U•.;:"(.-A.I..i IVI) pur:' c v )o3'1 Jo. • • ,,,_ .... '10\an.til. 1r' ll /51

2. En el caso de reduccion de capital por devolucion de aportaciones, el pago a los accionistas podni efectuarse, total o parcialmente, en especie siempre y cuando se cutnplan las condiciones previstas en el Articulo 6 I .Sde los estatutos. ARTiCULO 15. Amortizacion forzosa La junta general podni acordar, de conformidad con lo dispuesto en Ia normativa aplicable, Ia reduce ion del capital social para amortizar un determinado grupo de acciones, siempre y cuando dicho grupo este definido en funcion de criterios sustantivos, homogeneos y no discriminatorios. En ese caso sera preciso que Ia medida sea aprobada porIa junta general por Ia mayorla tanto de las acciones de los accionistas pertenecientes al grupo afectado como por las acciones del resto de los accionistas que permanecen en Ia Sociedad. TiTULO TERCERO OBLIGACIONES Y OTROS VALORES ARTiCULO 16. Emision de obligaciones I . El Consejo de administracion sera competente para acordar Ia emision y Ia admision a negociacion de obligaciones simples, asi como para acordar el otorgamiento de garantias de Ia emision de obligaciones. 2. La junta general de accionistas sera competente para acordar Ia emision de obligaciones convertibles en acciones o de obligaciones que atribuyan a los obligacionistas una participacion en las ganancias sociales. 3. Asimismo, Ia junta general podni autorizar al consejo de administracion para determinar el momenta en que deba llevarse a efecto Ia emision acordada, asi como para fijar las demas condiciones no previstas en el acuerdo de Ia junta general. ARTiCULO 17. Obligacioncs convertibles y canjeables I. Las obligaciones convertibles y/o canjeables podran emitirse con relacion de cambia fija (determinada o determinable) o con relacion de cambia variable. El acuerdo de emision determinara si Ia facultad de conversion o canje corresponde al obligacionista o a Ia Sociedad o, en su caso, si Ia conversion se producini forzosamente en un CONSTA In O!)fll'llllla Jiligt:th:i<l dl legnill!:lcj ": J-4-finnu: ..:.1•;·,)li•.l ctt) x_,·, -:).d\.!.!>l\1; pt• r;•12/51 EP 1C 3o 3"!r; ltumt..Cw:H1w..riaks, rf

2. El derecho de suscripci6n preferente de las obligaciones convertibles podra ser suprimido de conformidad con las reglas legales y de conformidad con las reglas estatutarias aplicables a Ia supresi6n del derecho de suscripci6n preferente de las aceJOnes. ARTiCULO 18. Otros valores 1. La Sociedad podni emitir pagart!s, warrants u otros valores negociables distintos de los previstos en los articulos anteriores. La junta general podra asimismo autorizar al consejo de administraci6n para determinar el momenta en que deba llevarse a efecto Ia emisi6n ac.ordada, asi como para fijar las demas condiciones no previstas en el acuerdo de Ia junta general, en los terminos legalmente previstos. 2. La Sociedad podni tambien prestar su garantia a las emisiones de valores que realicen sus filiales. TiTULO CUARTO DEL GOBJERNO Y ADMINISTRACION DE LA SOCIEDAD Capitulo Primcro Organos de Ia Socicdad ARTICULO 19. Distribucion de compctcncias l. Los 6rganos de gobierno de Ia Sociedad son Ia junta general de accionistas, el consejo de administraci6n y los 6rganos delegados que se creen en su seno. 2. La junta general tiene competencia para decidir sabre todas las materias que le hayan sido atribuidas por Ia Ley o por los presentes estatutos. En particular y a titulo meramente ejemplificativo, le compete decidir acerca de los siguientes asuntos: (a) Aprobar el informe de gesti6n y las cuentas anuales y resolver sabre Ia aplicaci6n del resultado y la aprobaci6n de Ia gesti6n social. CONSTA or:)rtuna Jiligen-:i;-k kgtt Ji r:.Jchlll d e firma:-. en folio ancxu, xc1l!l£iv u pu.r;1 L. cumootonota!"i2.les, nc tP:5C3o._5q6 13/51

(b) Nombrar, reelegir, ratificar y separar a los consejeros.asi como nombrar y separar a los liquidadores y, en su caso, auditores de cuentas, y el ejercicio de Ia acci6n social de responsabilidad contra cualquiera de ellos. (c) Autorizar las operaciones ajenas al objeto social. (d) Modificar los estatutos sociales. (e) A umentar o reducir el capital social. (f) Acorda r Ia suprcsi6n o lim itaci6n del derecho de suscripci6n preferentc. (g) Aprobar Ia adquisici6n, enajenaci6n o aportaci6n a otra sociedad de activos esenciales. Se presume el caracter esencial de los referidos activos o actividades cuando el importe de Ia operaci6n su pere el veinticinco por ciento (25%) del valor de los activos que figuren en el ultimo balance aprobado. (h) Decidir sobre Ia transformaci6n, Ia fusion, Ia escisi6n o Ia cesi6n global de activo y pasi vo y el traslado del domicilio al extranjero. (i) Aprobar Ia disoluci6n de Ia Sociedad. U) Aprobar el balance final de liquidaci6n asi como las operaciones cuyo efecto sea equivalente al de Ia liquidaci6n de Ia Sociedad. (k) Aprobar el establecim iento de sistemas de retribuci6n de los consejeros y altos directivos de Ia Sociedad consistentes en Ia entrega de acciones o de opciones sabre acciones, o retribuciones referenciadas al valor de las acciones. (I) Aprobar Ia emisi6n de obligaciones y otros valores negociables. (m ) Autorizar Ia adquisici6n deri vativa de acciones propias. (n) Cualesquiera otros asuntos que determinen Ia Ley o los presentes estatutos. 3. Las competencias que no se hallen legal o estatutariamente atribuidas a Ia junta general corresponden al consejo de administraci6n. tON"''IA li1 nr( Jl l U I/:t J i ligt:nci< .k lllg•lill1< 1.:'l l111 uc 1 1 "'':s cr fulil llil'. u, .:.\ dl!. ih l p1V;1 lCUml:(!IJJS nO"..aJ I.a\1.: .tf! Er1& 0>cz b14/51

ARTiCULO 20. Principios de actuacion I. Todos los 6rganos de Ia Sociedad han de velar por el interes social, entendido como interes comun de los accionistas. 2. Los 6rganos de Ia Sociedad observanin en relaci6n con los accionistas el principia de paridad de trato. Capitulo Segundo De las juntas generales ARTICULO 21. Regulacion de Ia junta general I . La junta general es el 6rgano soberano de Ia Sociedad y sus acuerdos obi igan a todos l os accionistas, incluidos los ausentes. los disidentes y los que se abstengan de votar. Quedan a salvo los derechos de impugnaci6n que les correspondan. 2. La junta general se rige por Io dispuesto en los presentes estatutos yen Ia Ley. 3. La junta general, regularrnente constituida, representa a Ia universalidad de los accionistas y decidirc:i por mayoria simple en los asuntos propios de su competencia, salvo que Ia Ley o los presentes estatutos establezcan una mayorfa superior. 4. En todo lo referente a Ia informacion. Ia participaci6n y el ejercicio del derecho de voto en Ia junta general, Ia Sociedad garantiza, en todo momenta, Ia igualdad de trato de todos los accionistas que se hallen en Ia misma posicion. Clases de juntas generales ARTiCULO 22. I . Las juntas generales podnin ser ordinarias o extraordinarias. 2. La junta general ordinaria se reunini necesariamente dentro de los seis (6) primeros meses de cada ejercicio social para, en su caso, aprobar Ia gesti6n social, las cuentas anuales del ejercicio anterior y resolver sabre Ia aplicaci6n del resultado, asi como para aprobar, en su caso, las cuentas consol idadas pudiendo, asim ismo, delibcrar y resolver sabre cualquier otro asunto de su competencia, siempre que conste en el arden del dia de Ia convocatoria o proceda legal mente y se haya constiruido Ia junta general con Ia concurrencia del capital requerido. CON';r'• I; l<t l tulW JiPt?.trt... •,. '. 1t..,i 11n• .!i11n J.c f r;t ,; • :;, fGiiG ..: n .x u, '->dt;r.;,\ v?li4'(! 15/51 Er S6)o j?,6 oocu mI:!Ju., uownak,

3. La junta general ordinaria sera valida aunque haya sido convocada o se celebre fuera del referido plaza. 4. Cualquier junta general distinta a Ia prevista en el apartado anterior tendra Ia consideraci6n de junta general extraord inaria. ARTiCULO 23. Convocatoria de Ia junta general I. Las juntas generales habran de ser formalmente convocadas par el consejo de administ raci6n y, en su caso, par los liquidadores de Ia Sociedad. 2. El consejo de ad m i nistraci6n podra convocar Ia junta general siempre que lo considere oportuno para los intereses sociales y estara obligado a hacerlo en los siguientes casas: (i) en el supuesto previsto en el apartado dos del articulo anter ior en relaci6n con lajunta general ordinaria:(ii) cuando lo soliciten accionistas que represen ten, al menos, un cinco por ciento (5%) del capital social; y (iii) en todo caso, en las fechas o periodos que determine Ia Ley o los presen tes estatutos. En el supuesto en el que soliciten Ia convocatoria accion istas que representen al menos el cinco por cicn to (5%) del capital social, Ia junta debera ser convocada para su celebraci6n dentro de los dos meses siguientes a Ia fecha en que se hubiese requerido notarialmente al consejo de administraci6n para convocarla. En el arden del dia se incluiran necesariamente los asuntos que hubiesen sido objeto de Ia solicitud. 3. La difusi6n del anuncio de convocatoria se hara utilizando Ia pagina web de Ia Sociedad, en caso de que haya sido creada, por to menos un mes antes de Ia fecha fijada para su celebraci6n, salvo en los casas en que Ia Ley establezca una antelaci6n d iferente. 4. El anuncio expresara el nombre de Ia Sociedad, Ia fecha y hora de Ia reunion en primera convocatoria, el arden del dia en el que figuraran los asuntos a tratar, el cargo de Ia persona o personas que realicen Ia convocatoria, el lugar y fonna en que puede obtenerse de fonna inmediata y gratuita el texto complete de los documentos y propuestas de acuerdos que han de ser puestos a disposici6n o sometidos a aprobaci6n de Ia jun ta general, incluyendo, en su caso, Ia d irecci6n de Ia pagina web de Ia Sociedad en que estara disponible Ia informacion. CONST.:.. !;I OfXlrlU.t;. Jiiif.:.l:PL •. ,_.ill •. •_I,J • d<t' fi ·cr.at.:n fo! 16/51 1.-AII V\..1 })tl.... i t1 clOeX c.\::cumooto:--nOI2r11 c!'.Ct?']G'!?o'!::/l f;

5. Podra hacerse constar, asimismo, Ia fecha en Ia que, si procediere, se reunini Ia junta en segunda convocatoria. Entre Ia primera y Ia segunda reunion debera mediar, por lo menos, un plazo de veinticuatro (24) horas. ARTiCULO 24. Lugar y tiempo de celebracion I . La jun ta general se celebrani en el Iugar que indique Ia convocatoria dentro del municipio en que tenga su domici lio Ia Sociedad (I ugar principal). Si en Ia convocatoria no figurase el Iugar de celebraci6n, se entendera que Ia reunion tendra Iugar en el domicil io social. 2. La junta general, siempre y cuando exista causa justificada para ello, podra acordar su propia prorroga durante uno o varios dlas consecutivos, a propuesta del consejo de administraci6n o de un mimero de socios que representen, al menos, Ia cuarta parte del capital social concurrente a Ia misma. Cualquiera que sea el numero de sesiones, se considerara que Ia junta general es unica, J eva ntandose una sola acta para todas las sesiones. ARTiCULO 25. Constitucion de Ia junta general I. La junta general, sea ordi naria o extraordinaria, quedara validamente constituida en primera convocatoria cuando los accionistas presentes o representados posean, at menos, el veinticinco por ciento (25%) del capital suscrito con derecho a voto. En segunda convocatoria sera valida Ia constituci6n de Ia junta cualquiera que sea el capital que concurra a Ia misma. 2. Si Ia junta esta llamada a deliberar sobre modificaciones estatutarias, incluidos el aumento y Ia reducci6n, sobre Ia emisi6n de obligaciones, Ia supresi6n o Ia limitaci6n del derecho de adquisici6n preferente de nuevas acciones, asi como Ia transformaci6n, Ia fusion, Ia escisi6n o Ia cesi6n global de activo y pasivo, y el traslado del domicilio al extranjero, sera necesaria, en primera convocatoria, Ia concurrencia de accionistas presentes o representados que posean, al menos, el cincuenta por ciento (50%) del capital suscrito con derecho a voto. En segu nda convocatoria sera suficien te Ia . r·lr(Utl,,... ,j;l :iiL ;._ - COL' s I ' . 'Jb:t j,,, t:Ju.: • k 'j'!' '\. .'1 l tli l G «litXO. c.>.cl t:.siVl J m.:.rc• uacumIUJ::. notariolt:!S, o'l Ev3C3o3.1 b 17/51

3. Si para adoptar val idamente un acuerdo respecto de alguno o varios de los puntas del orden del dia de Ia junta general fuera necesaria, de conformidad con Ia normativa aplicable, Ia asistencia de un deterrninado quorum y dicho quorum nose consiguiera, Ia junta general se limitani a deliberar y decidir sobre aquellos puntos del orden del dia que no requieran Ia asistencia de dicho porcentaje del capital social o de tales accionistas. ARTiCULO 26. Junta universal I. La junta general quedara validamente constituida para tratar cualquier asunto, sin necesidad de previa convocatoria, siempre que este presente o representada Ia totalidad del capital social y los concurrentes acepten por unanimidad Ia celebracion de Ia reunion. 2. La junta universal podra reunirse en cualquier Iugar del territorio nacional o del extranjero. Derecho de asistencia ARTiCULO 27. I. Podran asistir a Ia junta general y tomar parte con voz y voto los accionistas titulares de cualquier numero de acciones. 2. Para concurrir en Ia junta es necesado que el accionista tenga inscrita Ia titularidad de las acciones en ellibro-registro de acciones nominativas con cinco (5) dias de antelacion a aquel en que haya de celebrarse Ia reunion. El cump limiento de dicho requisito se acreditarci mediante documento publico donde establezca su regular adquisicion o por cualquier otro media que perrnita, con arreglo a Ia legislacion vigente, acreditar suficientemente Ia inscripcion. 3. Los miembros del consejo de administracion deberan asistir a las juntas generales. 4. El presidente de Ia junta general podni autorizar Ia asistencia de cualquier otra persona que juzgue conveniente. La junta, no obstante, podra revocar dicha autorizacion. "()N )T'• l:! Jrv>rll:l·i 1.1 ilL rtt •.' J' • ...0111 H · -I'll' tk rir11,·t.-. ..:r t(;IJfl ;Jil ..::s.Q . ..:-..:..hr.,!·/v u.!a ci1\ c.:urnuntt.),;> nmari.alc. nu t:P3b)oq 18/51

ARTiCULO 28. Represcntacion en Ia junta general I. Todo accionista que tenga derecho de asistencia podra hacerse representar en Ia junta general par media de otra persona, aunque no sea accionista. La representacion se con ferini por escrito y con canicter especial para cada junta. 2. La, representaci6n es siempre revocable. La asistencia personal a Ia junta general del accionista representado tendni valor de revocaci6n de Ia representacion otorgada. 3. El presidente y el secreta rio de Ia junta general.y las personas en quienes cualquiera de ellos deleguen. gozanin de las mas amplias facul tades para verificar Ia identidad de los accionistas y sus representantes, comprobar Ia titularidad y legitimidad de sus derechos y admitir Ia validez de Ia tarjeta de asistencia, delegaci6n y voto o documento o medio acreditativo de Ia asistencia o representacion. ARTICULO 29. Mesa de Ia junta general I. La Mesa de Ia junta general estara formada, at menos, par el presidente y el secretario de !a junta general. Asimismo podnin formar parte de ella los miembros del consejo de administracion de Ia Sociedad. Sin perjuicio de otras competencias que le asignen los presentes estatutos sociales, Ia Mesa asistira al presidente de Ia junta, a instancia del mismo, en el ejercicio de sus funciones. 2. La junta estara presidida por el presidente del consejo de adm inistraci6n y, en caso de vacante, ausencia o imposibilidad de este, por el vicepresidente del mismo, supuesto que haya sido nombrado. 3. Si ninguno estuviera presente, actuara como presidente de Ia junta el miembro del consejo de administracion de mayor edad yen su defecto, el accionista que elijan los asistentes. 4. El presidente de Ia junta general estara asistido por el secretario. Sera secretario de Ia junta general el secretario del consejo de administraci6n y, en el caso de vacante, ausencia o imposibilidad de este, el vicesecretario. A falta de secretario y vicesecretario del consejo de administraci6n.actuani como secretario de Ia junta el consejero presente de menor edad y, en su defecto, el accionista que el ijan los asistentes. CON r.r I T·"illl1" lih:ul'-.t :.. '''t;:.:ll .l oh..:l u' tj· ·rt"'ii;, r, ({ ljo IILXO, C. .l.' ...!\!61\'-t-!t' '"OC.:Ultlt.'\IUJ, IIOiafialcs, rf eP3t3o '31G 19/51

ARTICULO 30. Lista de asistcntcs I. Antes de entrar en el arden del dia, el secretario de Ia junta general formara Ia lista de los asistentes, expresando el caracter o representaci6n de cada uno y el numero de acciones propias o ajenas con que concurran. AI final de Ia lista se determinara el numero de accionistas presentes o representados. 2. La lista de asistentes figurani al comienzo de Ia propia acta o se adjuntara a ella par media de anejo firmado par el secretario, con el vista buena del presidente. La lista de asistentes podra formarse tambien mediante fichero o incorporarse a un soporte informatica. En estos casas se consignani en Ia propia acta el media utilizado y se extendera en Ia cubierta precintada del fichero o del soporte Ia oportuna diligencia de identificaci6n firmada par el secretario con el vista buena del presidente. 3. No obstante lo dispuesto en el apartado anterior, tratandose de junta universal, Ia relaci6n de asistentes se hara constar en el acta, seguida de Ia firma de cada uno de ellos, a continuaci6n de Ia fecha y Iugar y del arden del dfa. ARTiCULO 31. Dcliberacion de Ia junta general I . Una vez confeccionada Ia lista de asistentes, el presidente, si asr procede, declarani validamente constituida Ia junta general y determinara si esta puede entrar en Ia consideraci6n de todos los asuntos comprendidos en el arden del dfa o si, par el contrario, ha de limitarse a alguno de elias. 2. El presidente someteni a deliberacion los asuntos incluidos en el arden del dia y dirigira los debates con el fin de que Ia reunion se desarrolle de forma ordenada. A tal efecto gozara de las oportunas facultades de arden y disciplina, pudiendo llegar a disponer Ia expulsion de quienes perturben el normal desarrollo de Ia reunion e incluso a acordar Ia interrupci6n momentanea de Ia sesion. Asimismo podni conceder el uso de Ia palabra a los accionistas que to soliciten, retirarla o no concederla, poner termino a los debates cuando estime suficientemente discutido el asunto, no este incluido en e1 arden del dfa o dificulte el desarrollo de Ia sesion, rechazar las propuestas formuladas par los accionistas durante sus intervenciones y adoptar medidas de arden tales como Ia fijacion de turnos o el cierre de Ia lista de intervenciones.El presidente, aun cuando este presente J, ·.._6i. ,n,•...:i"'' .._,f_!NS j"l'l I · 'I• Htut. 1 d t ' gLTt.t de 1ir.1 ·1. :n ;t>llt.. ·n ,;.xu, .;>.d c;:;i.·. ,J pucu 20/51 c.JJ' '.:Iltr.ultn.::i IIOt.:trllil\:S, if Ef'6G3o3Cf.G en Ia sesion, podni encomendar Ia direccion del debate al secretario o al miembro del consejo de administracion que estime oportuno. 3. Los accionistas podnin solicitar informacion en los terminos previstos en el articulo siguiente. 4. Cualquier accionista podni asimismo intervenir, at menos una vez, en Ia deliberaci6n de los puntas del arden del dia. 5. Una vez que el asunto se halle suficientemente debatido, el presidente lo someteni a votacion. ARTICULO 32. Dcrecho de informacion I . Desde Ia comunicacion o publicacion del anuncio de convocatoria de Ia junta general y hasta el septimo (7) dla anterior a su celebraci6n, los accionistas podran solicitar de los consejeros las informaciones o aclaraciones que estimen precisos, o formular por escrito, incluyendo Ia solicitud por correspondencia o por cualquier otro media de cor'nunicaci6n a distancia, las pteguntas que estimen oportunas acerca de los asuntos comprendidos en el arden del dia. 2. Durante Ia celebracion de Ia junta general, los accionistas podnin solicitar verbalmente las intormaciones o aclaraciones que consideren convenientes acerca de los asuntos comprendidos en el arden del dia. Si el derecho del accionista no se pudiera satisfacer en ese momenta, los consejeros estanin obligados a facilitar Ia informaci6n solicitada por escrito, dentro de los siete dias siguientes a Ia terminaci6n de Ia junta. 3. El consejo de administracion estara obligado a proporcionar Ia informaci6n solicitada conforme a los apartados precedentes en Ia forma y dentro de los plazas previstos por Ia Ley, salvo que esa informacion sea innecesaria para Ia tutela de los derechos del accionista, o existan razones objetivas para considerar que podrfa utilizarse para fines extrasociales o su publicidad perjudique a Ia Sociedad o a las sociedades vinculadas. Estas excepciones no procedenin cuando Ia solicitud este apoyada por accionistas que representen, al menos, el veinticinco por ciento (25%) del capital social. dil:g•.:uci:· il )!,lll.n:lclUtl (\ )''·I ·x.-"'llid _ d<-r I r <' !:1. ..f\ to!ifJ •.mc: X O, ;.xcluoiVu ptllra oocumoownotarW.1cs, ft! EP363c3Cf G 21/51

4. En Ia convocatoria de Ia junta general. cuando asf resulte exigible legalmente, se indicani to que proceda respecto at derecho de examen en el domicilio social y los medias por los que cualquier accionista puede obtener de Ia Sociedad, de forma inmediata y gratuita, Ia informacion y los documentos que han de ser puestos a disposici6n o sometidos a Ia aprobaci6n de Ia junta general y. en su caso.el informe o los informes legalmente previstos. ARTICULO 33. Votaci6n I . Cada uno de los puntas del arden del dfa se sometera ind ividualmente a votaci6n. No obstante, si las circunstancias lo aconsejan y dentro de los lfmites legales, el presidente de Ia junta podra resolver que se sometan a votac i6n conjun ta las propuestas correspondientes a varios o todos los puntas del arden del dfa, en cuyo caso el resultado de Ia votaci6n se entendeni individualmente reproducido para cada propuesta si ninguno de los asistentes expresara su voluntad de modificar eJ sen tido de su voto respecto de alguna de elias. En caso contrario, se reflejanin en el acta las modificacioncs de voto expresadas por cada uno de los asistentes y d resultado de Ia votaci6n que corresponda a cada propuesta como consecuencia de las mismas. En todo caso, aunque figurasen en el mismo punta del arden del dfa, deberan votarse de forma separada el nombramiento, Ia ratificaci6n, Ia reelecci6n o Ia separaci6n de cada consejero; y en Ia modificaci6n de los estatutos sociales, Ia de cada articulo o grupo de articulos que tengan autonomfa propia. Corresponde al presidente fijar el sistema de votaci6n que considere mas apropiado y dirigir el proceso correspondien te. En particular, el presidente podni. decidir que Ia votaci6n se desarrolle a mano alzada y, si no hay oposici6n. podra considerar adoptado el acuerdo por asen ti miento. 2. 3. Los accion istas o sus representantes podran votar los puntas comprend idos en el arden del dia mediante correspondencia postal o electr6nica. 4. El accionista no podra ejercitar el derecho de voto correspondiente a sus acciones cuando se trate de adoptar un acuerdo que tenga por objeto: CO T'"or-·rt'.!Hui . !'<; ·. 1-...!:tllld•.!illl: tk flr i;:,, cr .olH, .tntXO, .. >.divu Jmrt! 22/51 UoClll ll \....,IUJ.:. IJOWrJlllcS, nl.! ciF3,G'Jc Yl G

: (b) facilitarle cualquier tipo de asistencia financiera. incluida Ia prestaci6n de garantias a su favor; o (c) dispensarle de las obligaciones derivadas del deber de lealtad. Las acciones del accionista que se encuentren en alguna de estas situaciones de conflicto de interes se deduciran del capital social para el c6mputo de Ia mayoria de los votos que en cada caso sea necesaria. En los casas de conflicto de interes distintos de los previstos en este apartado, los accionistas no estaran privados de su derecho de voto. No obstante, cuando el voto del accionista o accionistas incursos en conflicto haya sido decisivo para Ja adopci6n del acuerdo, correspondera, en caso de impugnaci6n. a Ia Sociedad y, en su caso, al accionista o accionistas afectados par el conflicto, Ia carga de Ia prueba de Ia conformidad del acuerdo al interes social. AI accionista o accionistas que impugnen les correspondeni Ia acreditaci6n del conflicto de interes. De esta tegla se exceptuan los acuerdos relativos a) nombramiento, el cese, Ia revocaci6n y Ia exigencia de responsabilidad de los consejeros y cualesquiera otros de analogo significado en los que el conflicto de interes se refiera exclusivamente a Ia posicion que ostenta cl accionista en Ia Sociedad. En estos casas correspondeni a los que impugnen Ia acreditaci6n del perjuicio al interes social. ARTICULO 34. Adopcion de acuerdos 1 . La junta general, ordinaria o extraordinaria, adoptara sus acuerdos con las mayorfas exigidas por Ia normativa aplicable. Cada acci6n con derecho a voto presente o representada en Ia junta general dara derecho a un voto. 2. La mayoria necesaria para aprobar un acuerdo requerira el voto favorable de Ia mayorfa simple de las acciones con derecho a voto presentes o representadas en Ia junta general, entendiendose adoptado un acuerdo cuando obtenga mas votos a favor que en contra del capital presente o representado. Quedan a salvo los supuestos en que Ia Ley o estos estatutos sociales estipulen una mayorfa superior. 23/51

En particular, cuando en segunda convocatoria concurran accionistas que representen el veinticinco por ciento (25%) o mas del capital suscri to con derecho a voto sin alcanzar el cincuenta por ciento (50%), los acuerdos a que se refiere el Articulo 25.2 anterior solo podnin adoptarse con el voto favorable de los dos tercios (2/3) del capital presente o representado en Ia junta. Cuando concurran accionistas que representen mas del cincuenta por ciento (50%) bastara con que el acuerdo se adopte por mayorfa absoluta del capital presente o representado. 3. Una vez sometido un asunto a votaci6n y realizado el escrutinio de los votos, el presidente proclamara el resultado, declarando. en su caso, validamente adoptado el acuerdo. ARTiCULO 35. Aetas de Ia junta general I. El secretario de Ia junta levantara acta de Ia sesi6n, Ia cual, una vez aprobada, sera recogida en el Libro de aetas. El acta podni ser aprobada par Ia propia junta at termina de Ia reunion y, en su defeclo, y dentro del plazo de quince (15) dias, por el prcsidente de Ia junta y dos (2) accionistas interventores. uno en representaci6n de Ia mayoria y otro en representaci6n de Ia minoria. 2. El acta aprobada en cualquiera de estas dos (2) formas, tendra fuerza ejecutiva a partir de Ia fecha de su aprobaci6n y sera firmada por el secretario con el visto bueno del presidente. 3. En el caso de que se hubiera requerido Ia presencia de Notario para levantar el acta de Ia junta, el acta notarial no se sometera al tnimite de aprobaci6n. pudiendo ejecutarse los acuerdos que consten en ella a partir de Ia fecha de su cierre. 4. Las certificaciones que se expidan con relaci6n a las aetas ya aprobadas seran firmadas por el secretario y, en su defecto, por el vicesecretario del consejo de administraci6n, con el vista bueno del presidente o, en su caso, del vicepresidente. 5. Cualquier accionista tiene derecho a que se consigne en el acta de Ia junta general un resumen de su intervenci6n. " •rluJt.. liiti t:lll• .J' Icgiwn;l...t >·' CO'I''\ · tk irr1a. oln. Grt\,;Xv, ... xclUJSivu tit".'.. ·r c. cumc tomh:l!'i2lcfl, if f]?Jr;>o:S.1k. 24/51

Capitulo Tercero Del consejo de administracion ARTiCULO 36. Normativa del conscjo de administracion I. La Sociedad estara administrada por un consejo de administracion. 2. El consejo de administracion se regini por las nonnas legales que le sean de aplicacion y por los prcsentes estatutos. El consejo desarrollani y completara tales previsiones por medio del oportuno reglamento del consejo de administracion. 3. La aprobacion y modificacion del reglamento del consejo de administracion exigira, para su validez. acuerdo adoptado por una mayorfa de dos tercios (2/3) de los consejeros presentes o representados. ARTiCULO 37. Facultadcs de administracion y supervision I . Salvo en las materias reservadas a Ia competencia de Ia ju nta general por Ia Ley o los estatutos sociales, el consejo de administracion es competente para adoptar los acuerdos sobre toda clase de asuntos, siendo el maximo organo de decision de Ia Sociedad. 2. Sin perjuicio de que correspondan al consejo de administracion los mas amplios poderes para gestionar, dirigir, representar y administrar Ia Sociedad, el consejo de administracion centrara esencialmente su actividad en Ia definicion y supervision de las estrategias y directrices generales de gestion que deben seguir Ia Sociedad y su Grupo, asf como en la difusion, coordinacion y seguimiento de Ia implementacion general de las estrategias, poHticas y directrices de gestion de Ia Sociedad y su Grupo con el objetivo general de Ia creacion de valor para el accionista, confiando por regia general Ia direccion y Ia gestion de los negocios ordinarios de Ia Sociedad a los organos delegados y al equipo de direccion. 3. En todo caso. habnin de reservarse a Ia exclusiva competencia del pleno del consejo de administracion, sin posibilidad de delegacion, las decisiones relativas a las siguientes materias: (a) La autorizacion o dispensa de las obligaciones derivadas del deber de leahad conforme a lo dispuesto en el artfculo 230 de Ia Ley de Sociedades de Capital. 25/51

(b) Su propia organizaci6n y funcionamiento. (c) La fonnulaci6n de las cuentas anuales, el informe de gesti6n y de Ia propuesta de ap licaci6n del resultado, asi como las cuentas y el infonne de gesti6n. (d) La fonnulaci6n de las cuentas anuales y su presentaci6n a Ia junta general. (e) La formulaci6n de cualquier clase de informe exigido par Ia Ley al organa de ad ministraci6n siempre y cuando Ia operaci6n a que se refiere el infonne no pueda ser delegada. (f) El nombramiento de consejeros por cooptaci6n. (g) El nombramiento y destituci6n de los consejeros delegados de Ia Sociedad, asf como el establecimiento de las condiciones de su contrato. (h) La designaci6n y renovaci6n de los cargos internos del consejo de ad ministraci6n y.en su caso, de los miembros de las comisiones. (i) La fijaci6n1 de confonnidad con los presentes estatutos sociales, de Ia retribuci6n de los miembros del consejo de administraci6n, a propuesta, en su caso, de Ia comisi6n de nombramientos y retribuciones. (j) El pago de los dividendos a cuenta. (k) La aprobaci6n y modificaci6n del reglamento del consejo de administraci6n que regule su organizaci6n y funcionamiento internos. (I) El ejercicio de las potestades delegadas por Ia junta general cuando no este prevista Ia facultad de sustituci6n y ejercer cualesquiera funciones que la junta general le haya encomendado, salvo que hubiera sido expresamente autorizado por ella para subdelegarlas. (m) La aprobaci6n, previa infonne, en su caso, de Ia comisi6n de nombramientos y retribuciones, de las operaciones que Ia Sociedad o sociedades del Grupo realicen con consejeros, en los terminos previstos porIa normativa aplicable al respecto, o con accionistas titulares, de forma individual o concertadamente con otros, de una participaci6n significati va incluyendo accionistas representados en el consejo de adm inistraci6n de Ia Sociedad ode ot ras sociedades que formen parte del Grupo r;.§:.\. Uil·G ( ,'-): IHILP-?!lls '4-o • (J\JS I:. 'l •'II11It' :i:ii:''IJ<.;i '-c.i!lll,l.:lor 4.!:i>.•":. F,l,. a I t::; '·)l-..,."<'' \ d1..• ol I 't. :; t ll(Jt .lol;'\L, \.),._ ( \)SJIIL ) ) pr r--_,.-;;) 'cum :.o-'nt.:!rillk.rt' (5J:56'3o'!:R6 c 26151 \s·.·--:-;--;./;:..s. 1-0-.JO: ... ,,._• t h (") ·;t.<.· iSj· · :,..: r:F 1-:t.tos,ni-.\ ('\  'l

o con personas a elias vinculadas. Los consejeros afectados o que representen o esten vinculados a los accionistas afectados deberan abstenerse de participar en Ia deliberaci6n y votaci6n del acuerdo en cuesti6n a excepci6n de aquellas operaciones establecidas por Ia Ley en cada momenta. No requerinin Ia aprobaci6n por el consejo de administraci6n, previo in forme, en su caso, de Ia comisi6n de nombramientos y retribuciones, las operaciones vinculadas que Ia Sociedad realice reuniendo simultaneamente las siguientes tres condiciones: (i) que se realicen en virtud de contratos cuyas condiciones estcn estandarizadas y se apliquen en masa a un elevado numero de clientes, (ii) que se realicen a precios o tarifas establecidos con canicter general par quien acrue como suministrador del bien o servicio de que se trate, y (iii) que su cuantia no supere el uno por ciento de los ingresos anuales de Ia Sociedad. (n) La aprobaci6n de las inversiones u operaciones de todo tipo que por su elevada cuantia o especiales caracteristicas, tengan caracter estrategico o especial riesgo fiscal, salvo que su aprobaci6n corresponda a Ia junta general. (o) La celebraci6n de cualquier contrato o establecimiento de cualquier relaci6n juridica entre Ja Sociedad y un tercero cuyo valor sea superior a 80.000.000 de euros, salvo que su aprobaci6n corresponda a Ia junta general. (p) La determinacion de las politicas y estrategias de Ia Sociedad, yen concreto: Aprobar los presupuestos anuales y, en su caso, del plan estrategico. 1. Aprobar y supervisar los objetivos de gesti6n y politica de dividendos. 11. Aprobar y supervisar Ia polftica de inversiones y financiaci6n. 111. iv. Definir Ia estructura societaria del grupo de sociedades del que Ia Sociedad sea entidad dominante. v. A probar y supervisar Ia polftica de Gobierno Corporativo de Ia Sociedad y del Grupo. vi. Aprobar y supervisar Ia Politica de Responsabilidad Social Corporativa. I •li. .·I • .,. ,, ·_ h..6:,!,, o•. t\J.-I : · •tJH.. dtl-:\lJ, ...,Lit:.e:iv v pn.ri.! .k. ,' UoCllr.l\.411.1..1 not:.l.fiillcs. rf Er3£3o ::3> 96 27/51

vii. Aprobar Ia politica de remuneraciones de los consejeros para su som eti miento a Ia junta general. vii i. Aprobar Ia polftica de autocartera de Ia Sociedad. (q) Determinar Ia estrategia fiscal de Ia Sociedad. (r) La evaluaci6n del desempeiio de los consejeros con funciones ejecutivas de Ia Sociedad. (s) La supervision del efecti vo funcionamiento de las comisiones que hubiera constituido y de Ia actuaci6n de los 6rganos delegados y de los directivos que hubiera designado. (t) La aprobaci6n y seguimiento, previo informe, en su caso. de Ia comisi6n de auditorla y cumplimiento, de Ia politica de control y gesti6n de riesgos, incluidos los fiscales. asi como Ia supervision de los sistemas intemos de informacion y control. El nombramiento y destituc i6n de los directivos que tuvieran dependencia ditecta del consejo o de alguno de sus m iembros, asi como el estableci miento de las condiciones basicas de sus contratos, incluyendo su retribuci6n. (u) La convocatoria de Ia junta general de accionistas y Ia elaboraci6n del orden del dia y Ia propuesta de acuerdos. (v) La aprobaci6n de Ia creaci6n o adq uisici6n de participaciones en entidades de prop6sito espec ial o domiciliadas en pafses o territorios que tengan Ia consideraci6n de paraisos fiscales, asi como cualquier transacci6n u operaci6n de naturaleza analoga que, por su complejidad, pudiera menoscabar Ia transparencia del Grupo. (w) Las facultades que Ia junta general hubiera delegado en el consejo de administraci6n, sal vo que hubiera sido expresamente autorizado por ella para subde legarlas. 4. El consejo de ad min istraci6n debera realizar una evaluaci6n anual de su funcionamiento y el de sus comisioncs, si las hubiera, y proponer sabre Ia base del resultado de Ia evaluaci6n, un plan de acci6n que corrija las deficiencias detectadas. El resultado de Ia evaluaci6n se consignara en el acta de Ia sesi6n o se incorporara a esta como anejo. CONST:. :-!l lt.-ii i:TI I..l0l' )("1 r!t:l••:Ji•t:'L:11. 0 tie ,jr: '"" :" iU l') .:n xo, t..),dt:l5ivu ptLU t.:..OcuiUuOlo:; not..:lrllih.:s. rr-Cf3636316 28/51

ARTiCULO 38. Facultades de representacion I. El poder de representaci6n de la Sociedad, en juicio y fuera de el, corresponde at consejo de admjnistraci6n, que actuara colegiadamente. 2. El secretario del consejo y, en su caso, el vicesecretario. tiene las facultades representativas necesarias para elevar a publico y solicitar Ia inscripci6n registral de los acuerdos de Ia junta general y del consejo de administraci6n. 3. El poder de representaci6n de los 6rganos delegados se regira por lo dispuesto en el acuerdo de delegaci6n. A falta de ind icaci6n en contrario, se entendeni conferido solidariamente a los consejeros delegados, si los hubiese, y, en caso de haber organa delegado pluripersonal, al presidente de Ia comision ejecutiva. ARTiCULO 39. Composicion cuantitativa del consejo de administracion I. El consejo de admin istraci6n estara integrado por un minima de once y un maximo de diecinueve miembros. 2. Corresponde a Ia junta general Ia determinacion del numero de componentes del consejo. A este efecto, procedera directamente mediante Ia fijaci6n de dicho numero por media de acuerdo expreso o, indirectamente. mediante Ia provision de vacantes o el nombramiento de nuevas consejerosdentro de establecidos en el apartado anterior. los llmites mfnimo y maximo ARTiCULO 40. Composicion cualitativa del consejo de administracion I. Los consejeros se calificaran de ejecutivos o no ejecutivos, distinguiendose dentro de estos entre dominicales, independientes u otros extemos, todo ella de conformidad con lo previsto en Ia Ley y en el Reglamento del consejo de administraci6n. 2. La junta general procurara que en Ia composicion del consejo de adm inistracion el nfunero de consejeros extemos o no ejecutivos constituya mayorfa respecto del de consejeros ejecutivos. 3. La junta general tratara asimismo que dentro del grupo de los consejeros extemos se C(J['l'; ;-; . II'• .. U:t. ,li,:':-t[").._: t!,;IIIH · tl:l <.k o,.lt iUftu JOL:XO, l.).d\:61VU pt!. l! jr!i1' c.iocum JU·not:.l!tUIL: , n• f1?3r;J.o3Cf ,6 29/51 condici6n de accionistas de Ia Sociedad (consejeros dominicales) como personas que, designados en atenci6n a sus condiciones personales y profesionales, puedan desempeiiar sus funciones sin verse condicionados por relaciones con Ia Sociedad o su Grupo.a los accionistas significativos o sus directivos (consejeros independientes). 4. Lo dispuesto en los apartados anteriores no afecta a la soberanfa de Ia junta general, ni merma Ia eticacia del sistema proporcional , que sera de obligada observancia cuando se produzca Ia agrupaci6n de acciones prevista en Ia Ley. No obstante, vincula al consejo de administraci6n que, en uso de sus facultades de propuesta a Ia junta y de cooptaci6n para Ia cobertura de vacantes, no podni apartarse de aquellas directrices. ARTiCULO 41. Dcsignacion de consejeros I. Los consejeros senin nombrados por acuerdo de Ia junta general, y sin perjuicio de Ia designaci6n de consejeros mediante el sistema proporcional adoptado con los requisitos establecidos en Ia normativa aplicable. El cargo de consejero sera renunciable, revocable y reelegible una o mas veces. El nombramiento de los consejeros surtira efecto desde el momento de su aceptaci6n. 2. 3. Si durante el plazo para el que fueron nombrados los consejeros se produjesen vacantes, el consejo podni designar las personas que hayan de ocuparlas hasta que se reuna Ia primerajunta general, quienes necesariamente habnin de ser accionistas. 4. No podran ser nombrados consejeros las personas incursas en cualquier supuesto de incompatibilidad o prohibici6n previsto en Ia Ley o en los presentes estatutos o en el reglamento del consejo de administraci6n. ARTiCULO 42.Cargos del conscjo de administracion I . El consejo de nombramientos administraci6n, previo inforrne, en su caso, de Ia comisi6n de y retribuciones, elegini un presidente y, potestativamente, un vicepresidente. El vicepresidente sustitui ni at presidente en caso de vacante, ausencia o imposibilidad. 2. El presidente del consejo de administraci6n, como maximo responsable del eficaz consejo, convocara y presidini las reuniones del consejo de .. ' !J ·· ; \ ,·, .u.:< l:\1• •.0Hl1'. •...··l • •k ,; ::n. ,,,,! '" •. th..Xl>, .-x...luoivv pu,r-.., OOCUltlOO({o., llO£:!!"i;.!lc . rf! cf'SG3o'Y7.6 30/51

administracion, fijando el arden el dia de las mismas, ejerceni Ia alta representacion institucional de Ia Sociedad y sera responsable del eficaz funcionamiento del consejo de administracion, asegurandose, con Ia colaboracion del secretario, de que los consejeros cuenten con canicter previa y con suficiente antelacion con Ia informacion necesaria para deliberar sobre los puntas del arden del dfa, dirigiendo las discusiones y deliberaciones y estimulando el debate y Ia participacion activa de los consejeros durante las sesiones del consejo, salvaguardando su Jibre toma de posicion y expresion de opinion. 3. Ademas, el presidente del consejo de administracion organizani y coordinara con, en su caso, los presidentes de las comisiones del consejo, el funcionamiento y Ia evaluacion periodica del consejo de administracion y, si las hubiese, de sus comisiones. 4. Asimismo, el consejo de administracion nombrani, previo intorme, en su caso, de Ia comision de nombramientos y retribuciones, a un secretario y, potestativamente un vicesecretario. Para su nombramiento nose requiere ser consejero en cuyo caso tendnin voz pero no voto en las sesiones del consejo de administracion. El cese del secretario y, en su caso, del vicesecretario o vicesecretarios, requerini el informe previa de Ia comision de nombramientos y retribuciones, si Ia hubiese. El secretario aux.iliara al presidente en sus labores y debera proveer para el buen funcionamiento del consejo ocupandose, muy especial mente, de prestar a los consejeros el asesoramiento y Ia informacion necesaria, de conservar Ia documentacion del consejo de administracion, dejar constancia en los libros de aetas del desarrollo de las sesiones y de dar fe de su contenido y de las resoluciones adoptadas; y de asistir al presidente para que los consejeros reciban Ia informacion relevante para el ejercicio de su funci6n con Ia antelacion suficiente y el formato adecuado. El secretario cuidara de Ia legalidad formal y material de las actuaciones del consejo, velando por que se ajusten a Ia normativa aplicable y sean conformes con los presentes estatutos sociales y demas normativa, y garantizani que sus procedimientos y las reglas de gobiemo de Ia Socledad sean respetadas. . rn1 1 · li.! d t."'·1.1. k •. ( 1····' ;\ !' ktl,till t1d\.:1Ui de !in;Ja. n fuli L. a nt.:xo, ;.: xclu.s i vo pfl('a 31/51 \cumeA1Ws not::!.\'i.cles, r.-> f F3t;;3o'3>'1c;.

El presidente, el vicepresidente y, en su caso, el secretario y vicesecretario o vicesecretarios del consejo de administraci6n, que sean reelegidos miembros del consejo de administraci6n por acuerdo de Ia junta general. continuanin desempefiando los cargos que ostentaran con anterioridad en el seno del consejo de administraci6n, sin necesidad de nueva elecci6n, y sin perjuicio de Ia facultad de revocaci6n que respecto de dichos cargos corresponde al propio consejo de administraci6n. 5. ARTiCULO 43. Convoca toria del conscjo de ad ministracion I . El consejo sera convocado por el presidente bien por in iciativa propia, cuando to considere conveniente, o bien a solicitud deal menos tres(3) consejeros. Los consejeros que constituyan al menos un tercio (1/3) de los miembros del consejo podnin convocarlo, indicando cl arden del dfa, para su celebraci6n en Ia localidad donde radique el domicilio social si, previa petici6n al presidente este, sin causajustificada, no hubiera hecho Ia convocatoria en el plazo de un (I) mes. 2. La convocatoria de las sesiones ordinarias se efectuani personalmente a cada uno de los consejeros para carta, fax, telegrama o correo electr6nico o por cualquier otro medio que perrnita su recepci6n, y estani autorizada con Ia firrna del secretario o del vicesecretario por orden del presidente. La convocatoria se cursara con una antelaci6n minima de cinco (5) dias. No obstante, en si tuaciones extraordinarias el consejo de administraci6n podra convocarse inmediatamente por telefono o cualquier otro medio. 3. La convocatoria incluini siempre el orden del dia de Ia sesi6n y se acompafiara de Ia informacion relevante debidamente preparada y resumida. 4. Sin perju icio de lo anterior, el consejo de administraci6n se entendera validamente constituido sin necesidad de convocatoria si, presentes o representados todos sus miembros. aceptasen por unanimidad Ia celebraci6n de sesi6n y los puntos a tratar en el orden del dia. ARTICULO 44. Reuniones del consejo de administracion I. El consejo de administraci6n se reunira al menos una vez al trimestre asi como en cuantas ocasiones lo estime oportuno el presidente para el buen funcionamiento del ('.I \ JI: c \\.! .:!:•! !·:'-•1'-sltlil..h;IUI dt: 1 1 ·.,. 1 tAJCIInlUIHC). , rullv ,ut:t·.:t.lu:.:;ivv ptur c f 3636 '!:l1G nuw.ri.alc;:,, I 32/51 organa. Queda a salvo Ia obligacion de convocar del presidente contemplada en el articulo anterior. 2. El consejo podni celebrarse en varias salas o Jugares simultaneamente, siempre y cuando se asegure par medias audiovisuales o telefonicos el reconocimiento e identificacion de los asistentes, Ia permanente comunicacion entre los concurrentes independientemente del Iugar en que se encuentren, asi como Ia intervencion y emiion del voto, todo ella en tiempo real y, par tanto, asegurando Ia unidad de acto. En este caso, se hani constar en Ia convocatoria el sistema de conexion y, en su caso, los Jugares en que est<in disponibles los medias tecnicos necesarios para asistir y participar en Ia reunion. Los asistentes a cualquiera de los lugares se consideraran, a todos los efectos relatives al consejo de administraci6n, como asistentes ala misma y (mica reunion. Los acuerdos se consideranin adoptados en el Iugar donde este Ia presidencia. 3. El consejo se reunira en Ia sede social o en ellugar o lugares indicados en Espana o en el extranjero par el presidente. Excepcionalmente, si ningun consejero se opone a ella podn1celebrarse el consejo sin sesion y par escrito. En este ultimo caso, los consejeros podnin remitir al secretario del consejo de administracion, o a quien en cada caso asuma sus funciones, sus votos y las consideraciones que deseen hacer constar en el acta por correo electronico. De los acuerdos adoptados por este procedimiento se dejani constancia en acta levantada de confonnidad con lo previsto en Ia nonnativa aplicable. 4. El presidente del consejo de administracion podra invitar a las sesiones del consejo de administracion o a detenninados puntas del arden del dia, a todas aquellas personas que puedan contribuir a mejorar Ia informacion de los consejeros. ARTiCULO 45. Desarrollo de las sesiones I. EI consejo de administracion quedara validamente constituido cuando concurran ala reunion, presentes o representados Ia mitad mas uno de sus miembros. 2. Los consejeros deben asistir personalmente a las sesiones que se celebren. No obstante, los consejeros que no pudieran asistir a Ia reunion, podnin hacerse representar en el consejo par medio de otro consejero. La representaci6n habra de conferirse por escrito y con caracter especial para cada sesi6n debiendo comunicarse al presidente o al 'i,\..RUIZ-G_.:: - \:i I{;::: y . NIHIL P /!Js '1' .,;,.;v;,_.,.> 't.o a: 0 r:7t:l; ""/ 'Y{ I_ ,r.. .';j9. 33/51 -............ t;'; =o :-.l ::i:-. s '"" ' ....,. RJ.P.:.Y

secretario par cualquier media que permita su recepcion. Los consejeros no ejecutivos solo podnin delegar su representacion en otro consejero no ejecutivo. 3. Los consejeros podran intervenir en las deliberaciones del consejo hacienda usa de Ia palabra y realizando las propuestas que consideren convenientes sabre los distintos extremos del arden del dfa. ARTiCULO 46. Adopcion de acuerdos en el consejo de administracion I. Los acuerdos se adoptanin par mayoria absoluta de los consejeros que hubieran concurrido personalmente o par representaci6n. 2. Quedan a salvo los supuestos en los que Ia Ley o los estatutos sociales prevean una mayorfa superior. En este sentido, cuando se trate de Ia delegaci6n permanente de alguna facultad del consejo en una comisi6n ejecutiva o en uno o varios consejeros delegados, Ia designaci6n de los consejeros que hayan de ocupar tales cargos, Ia aprobaci6n de los contratos entre los consejeros con funciones ejecutivas y Ia Sociedad, se requerira el voto favorable de, al menos, los dos tercios (2/3) de los componentes del consejo. Asimismo, Ia modificaci6n del reglamento del consejo de administraci6n requerini el voto favorable de los dos tercios de los componentes del consejo de adm inistraci6n presentes o representados en Ia reunion. ARTICULO 47. Aetas del consejo de administraci6n I. Los acuerdos del consejo se consignanin en acta, que se extendera o transcribini en el libro de aetas del consejo. Las aetas se aprobaran par el propio organa al final de Ia reunion o en Ia siguiente. Asimismo, podra aprobarse el acta par el presidente y dos (2) consejeros a tal efecto designados en Ia reunion correspondiente. 2. Las aetas, una vez aprobadas, seran firmadas par el secretario del consejo o de Ia sesi6n, con el vista buena de quien hubiera actuado en ella como presidente. En caso de vacante, ausencia o imposibilidad par cualquier causa de las personas mencionadas, le sustitui ran las personas que Ia Ley o estos estatutos establezcan. ONT • t; ·vnu1s,. dili.;t•h..•._ :.;r;;r:JuJ sut' tk' IHma:. ::n t-olio .HsLX.U, t..J.ChJ.sivu pusr.: ooc.um ..xlU1$ ncnari.a1 ;s, n"' C/73&30 !>Cf,t;;, 34/51

.. 3. Los acuerdos del consejo se acrcditaran mediante certificaci6n expedida par el secretario o vicesecretario del consejo con el vista buena del presidente o del vicepresidente, en su caso. Capitulo Cuarto De los organos deJegados y comisioncs internas 6rganos delegados y comisioncs internas del conscjo ARTiCULO 48. I. El consejo de administracion podni establecer en su seno una comision ejecutiva y designar uno o varios consejeros delegados. determinando las personas que hayan de ejercer dichos cargos. 2. Asimismo, el consejo podra designar otras comisiones a las que encomiendc competcncias en asu ntos o materias determinadas, incluyendo en materia de auditoria y cumplimiento, y de nombramiento y remuneraciones, con las competencias establecidas legalmente yen los presentes estatutos, y cuantos otros Comites o comisiones resulten necesarios o considere convenientes para el mejor desarrollo de sus funciones, designando a sus miembros y estableciendo las funciones que asume cada una de elias. ARTiCULO 49. Comision ejccutiva I. En el seno del consejo de administraci6n se podni constituir una comision ejecutiva que, salvo determinacion contraria del consejo, ostentara todas las facultades inherentes al consejo, excepto las legal o estatutariamente indelegables. 2. La comision ejecutiva estani integrada par los consejeros que el propio consejo designe con el voto favorable de las dos terceras (2/3) partes de sus componentes, previa propuesta de Ia comisi6n de nombramientos y retribuciones, y su renovacion se hara en el tiempo, forma y numero que el consejo de adm inistracion decida. 3. La comisi6n ejecutiva estara integrada par un minima de cuatro (4) y un maximo de ocho (8) miembros, correspond iendo al consejo de administraci6n establecer el numero de miembros dentro de los referidos limites, asf como Ia designacion de los mismos. En todo caso, senin miembros de Ia misma el presidente del consejo de administraci6n, que presidini sus reuniones, el vicepresidente, en caso de que hubiera sido designado, y, en " (Jr·i' •.· ,• · .u., .!i.l··I!J•. t ,..JU • 11 \. JlJ'35/51 • I •--- nr.:.' :ul ,,, w liC..XU, ptio!'<. \. xc..ll!>i)J\ I cf73&3D 5>'7 r; ,i-,,(.' un . lit HU...l!ia.ks,

el del consejo de ad ministraci6n y en su defecto el vicesecretario, y, en defecto de ambos, el miembro de Ia comisi6n que Ia misma designe entre los asistentes a Ia reunion de que se trate. 4. La comisi6n cjecutiva se reunira, at menos, cuatro (4) veces at ana y cuantas otras estime oportuno cl presidente, quien tambien podni suspender alguna o algunas de las reuniones ordinarias cuando lo considere convcniente. La comisi6n ejecutiva despachani todos los asuntos de Ia competencia del consejo de administraci6n que. a juicio de Ia propia comisi6n, deban resolverse sin mas dilaci6n salvo los indelegables pa r Ia Ley, los presentes estatutos sociales y el reglamento del consejo de ad min istraci6n. De los acuerdos adoptados por Ia comisi6n ejecuti va se dara cuenta al consejo de administraci6n en su primera reunion. 5. Seran de aplicaci6n a Ia comisi6n ejecutiva, en Ia medida en que no sean incompatibles con su especifica naturaleza, las disposiciones de los estatutos sociales y del reglamento del conscjo de administraci6n relativas at funcionamiento del consejo. ARTiCULO 50. Comisi6o de auditoria y cumplimieoto I. En el seno del consejo de adm i nistraci6n se podra constituir una comisi6n de auditoria y cumplimiento, formada par un mfnimo de tres (3) y un maximo de siete (7) consejeros correspondiendo al consejo de administraci6n establecer el numero de miembros dentro de los referidos limites, asi como Ia designaci6n de los mismos, previa propuesta, en su caso, de Ia comisi6n de nombramientos y rctribuciones, todos elias no cjecutivos, dos (2) de los cuales, al menos, deberan ser consejeros independientes y uno ( I ) de estos consejeros independientes sera designado teniendo en cuenta sus conocim ientos y experiencia en materia de contabilidad, auditoria o en ambas. 2. El presidente de Ia comisi6n de auditorfa y cumplimiento sera nombrado por el consejo de administraci6n de entre los miembros independientes de Ia misma y debera ser sustituido cada cuatro (4) anos, pudiendo ser reelegido una vez transcu rrido el plaza de un (1) aiio desde su cese. La comisi6n de auditorfa y cumplimiento contara asimismo con un secretario, que no necesitara ser miembro de Ia misma, nombrado par esta. n ...,iL.iSt:fl\. ·J,._ _f( ·;: • -. 1 L ttHHJ•...:H.Il .:1 •Oli'J t£1LXu, c>..CI1.:6iVv Q:t.lic. ;, •·l l;.:,curn 'fllfi.:. n0tanal<.::>, n< t F3630'3'1b 36/51

3. La comisi6n de auditoria y cumplimiento tendni, como minimo, las siguientes competencias: (a) Elevar al consejo de administraci6n las propuestas de selecci6n, nombramiento, reelecci6n y sustituci6n del auditor externo, asi como las cond iciones de su con trataci6n. (b) Recabar regularmente del auditor externo informacion sabre el plan de audi toria y su ejecuci6n, ademas de preservar su independencia en el ejercicio de sus funciones. (c) Supervisar Ia eficacia del control internode Ia Sociedad, Ia auditoria interna y los sistemas de identificaci6n, control y gesti6n de riesgos, inclu idos los fiscales, asf como discutir con el auditor de cuentas las debilidades significativas del sistema de control interno detectadas en el desarrollo de Ia auditoria. (d) Emitir anualmente, con canicter previa a Ia emisi6n del informe de auditorfa de cuentas, un in forme en el que se expresani una opinion sobre Ia independencia del auditor de cuentas. Este in forme debeni contener, en todo caso, Ia valoraci6n de Ia prestaci6n de los servicios adicionales a que hace referencia Ia letraj) siguiente, individualmente considerados yen su conjunto, distintos de Ia auditoria legal yen relaci6n con el regimen de independencia o con Ia normativa reguladora de auditorfa. (e) Revisar las cuentas de Ia Sociedad, supervisar el cumplimiento de los requerimientos legales y Ia correcta aplicaci6n de los principios contables de aplicaci6n en Espana y de las Normas Tnternacionales de Contabilidad (NIC), y emi tir opiniones sabre propuestas de Ia direcci6n para modificar los principios y criterios contables. (f) Evaluar los resultados de cada auditorfa y las respuestas del equipo de direcci6n a sus recomendaciones, y mediar y actuar como arbitro, en el caso de discrepancias entre Ia direcci6n y el auditor en relaci6n con los principios y criterios aplicables al preparar los estados financieros. • '(Jj· .;-tJh ''• H'UliJ: Jj)igl;lll'i: dt lt.:gtti1Jl;1CJUJI cJ ..:1' fnliL lnt::XI', \::\dt.":>iVu !I.Jr;' If' E?3t;''3:>o 3"7{; I • itln t lCLi rHt.:/lliiiJL.!f t.akS, 37/51

(g) Supervisar el proceso de elaboraci6n y presentaci6n de Ia informacion financiera preceptiva. supervisar los servicios de auditoria intema y revisar Ia designacion y sustitucion de las personas a cargo de ellos. (h) Supervisar el cumplimiento del contrato de auditoria y procurar que Ia opinion del auditor sobre los estados financieros y el contenido principal del informe del auditor esten redactados con claridad y precision. (i) Hacer un segui miento e informar, con canicter previo, al conseJo de administracion sobre todas las materias previstas en Ia Ley, los estatutos sociales, y el reglamento del consejo, y en particular. sobre: I o Iainformacion financiera que IaSociedad deba hacerpublica peri6dicamente, y zo Ia creaci6n o adquisici6n de participaciones en entidades de prop6sito especial o domiciliadas en paises o territorios que tengan Ia consideracion de paraisos fiscales. G) Establecer las oportunas relaciones con el auditor de cuentas extemo para recibir informacion sobre aquellas cuestiones que puedan poner en riesgo su independcncia. para su examen porIa comision, y cualesquiera otras relacionadas con el proceso de desarrollo de Ia auditoria de cuentas, asi como aquellas otras comunicaciones previstas en Ia legislaci6n de auditoria de cuentas yen las normas de auditoria. En todo caso. deberan recibir anualmente de los auditores de cuentas extemos Ia declaraci6n de su independencia en relaci6n con Ia entidad o entidades vinculadas a esta directa o indirectamente, asi como Ia informacion de los servicios adicionales de cualquier clase prestados y los correspondientes honorarios percibidos de estas entidades por el auditor extemo o por las personas o entidades vinculados a este de acuerdo con lo dispuesto en Ia legislaci6n sobre auditorfa de cuentas. (k) lnformar a Ia junta general de accionistas sobre las cuestiones que se planteen en relaci6n con aquellas materias que sean com petencia de Ia comisi6n. CONST. !;.. or·•r!Ur.:.t ..l i l!t:f!Ll' :. ilil llll.'•.:lud \ ·. • NIHil I'•v 1v,. <:j ·"t; ck: tir•nu:, .;n ro]JO tnt:X(J, .->.d ivu pu.!', '"..',-.........t..·.'-,".. , Y, o. J ,t·'.0 .,., 0 Er:J t;3o31C oocurnt:.{Ju)noLlri.all.:!:l, n .: 0: 1 'f{; ' --('' 0\ "-i- -:-:--/1'· = _k;:r··.:,. !I?: '-:· ..;••J'-'· ·1..:-· ' 38/51 _:.;-. ' ..:= :-. -:..::OJ -<] () .... ' _....,, / ·'

(l) Revisar el cumplimiento de las acciones y medidas que sean consecuencia de los infonnes o actuaciones de inspeccion de las autoridades administrativas de supervision y control. (m) Conocer y, en su caso, dar respuesta a las iniciativas, sugerencias o quejas que planteen los accionistas respecto del ambito de las funciones de Ia comision y que le sean sometidas por el consejo de Ia Sociedad. (n) lnformar las propuestas de modificaci6n del reglamento del consejo de administracion con canicter previo a su aprobaci6n por el conseJo de administracion. (o) Supervisar el establecimiento y funcionamiento del canal internode denuncias. (p) Cualesquiera otras que le atribuyan los presentes estatutos o el reglamento del consejo de administracion. Lo establecido en las letras a), b), d) y j) de este apartado, se entendera sin perjuicio de Ia nonnativa reguladora de Ia auditoria de cuentas. 4. La comisi6n se reunini, al menos, una (I) vez al trimestre y todas las veces que resulte oportuno, previa convocatoria del presidente, por decision propia o respondiendo a Ia solicitud de tres de sus miembros, de Ia comisi6n ejecutiva, si Ia hubiese, o del consejo de administracion. 5. La comision de auditorfa y cumplimiento quedara validamente constituida con Ia asistencia directa o por medio de representacion de, al menos, Ia mitad mas uno de sus miembros; y adoptara sus acuerdos por mayorfa de los asistentes. En caso de empate, el voto del presidente sera dirimente. 6. La comision de auditoria y cumplimiento someteni a Ia aprobaci6n del consejo de administraci6n una Memoria de sus actividades en el ejercicio, que servira como base para Ia evaluaci6n anual del consejo de administracion. 7. El consejo de administraci6n podni desarrollar y complctar en su reglamento las reglas anteriores, de conformidad con lo previsto en Ia Ley y los estatutos. 39/51

' - ARTICULO 51. Comisi6n de nombramientos y rctribuciones I. En el seno del consejo de administraci6n se podra constituir una comisi6n de nombramientos y retribuciones, formada por tres (3) y un maximo de cinco (5) consejeros correspondiendo al consejo de administraci6n establecer el numero de miembros dentro de los referidos limites, asi como Ia designaci6n de los mismos, previa propuesta de Ia propia comisi6n. Todos los miembros integrantes de qicha comisi6p debenin ser consejeros no ejecutivos, dos (2) de los cuales, al menos. debenin ser consejeros independientes. 2. El ptesidente de Ia comisi6n de nombramientos y retribuciones sera nombrado por el consejo de administraci6n de entre los miembros independientes de Ia misma. La comision de nombramientos y retribuciones contara asimismo con un secretario, que no necesitani ser miembro de Ia misma, nombrado por esta. 3. La comisi6n de nombramientos y retribuciones sin perjuicio de las demas funciones que le atribuya Ia Ley, los estatutos sociales o, de conformidad con ellos, el reglamento del consejo de administraci6n, tendra.como minimo, las siguientes competencias: (a) Evaluar las competencias, conocimientos y experiencia necesarios en el consejo de administraci6n. A estos efectos, proteger Ia integridad del proceso de selecci6n de consejeros y altos ejecutivos, definir las funciones y aptitudes necesarias en los candidatos que deban cubrir cada vacante, asegurar que los candidatos se adecuan a las rnismas y, en particular, hacer propuestas al consejo para el nombramiento y cese de consejeros, bien por cooptaci6n, bien por propuesta del consejo a Ia junta general de accionistas, evaluar el tiempo y dedicaci6n precisos para que puedan desempefiar eficazmente su cometido, asi como proponer al consejo los miembros que deben pertenecer a cada una de las comisiones. (b) Establecer un objetivo de representaci6n para el sexo menos representado en el consejo de administraci6n y elaborar orientaciones sobre como alcanzar dicho objetivo. (c) Elevar al consejo de administraci6n las propuestas de nombramiento de independientes para su designaci6n por cooptaci6n o para su C tJ"'>i ·-,.:. I; •;r··'f!U il· JiH ::,c!ILii ,J, kll11i!Cll..•l ck 1 ·, w: .:f: f<.1liG ;.1.c x0) :.xcl u lV O pt!(c 40/51 6?J6.3o396 J,)curn"''t'Jn.ou.1riiJ!t.:s, n'"

'· sometimiento a Ia decision de Ia junta general de accionistas, asl como las propuestas para Ia reeleccion o separacion de dichos consejeros por Ia junta general de accionistas. (d) Jnformar las propuestas de nombramiento de los restantes consejeros para su designacion por cooptacion o para su sometimiento a Ia decision de Ia junta general de accionistas, asl como las propuestas para su reeleccion o separacion por Ia junta general de accionistas. (e) Jnformar las propuestas de nombramiento y separacion de altos directivos y las condiciones basicas de sus contratos. (t) Informar el nombramiento del presidente y del vicepresidente del consejo de administracion; asl como informar el nombramiento y el cese del secretario y, en su caso, vicesecretario del consejo de administracion. (g) Examinar y organizar Ia sucesion del presidente del consejo de administracion y del primer ejecutivo de Ia Sociedad y, en su caso, formular propuestas al cansejo de administracion para que dicha sucesion se produzca de forma ordenada y planificada. Proponer al consejo Ia politica de remuneraciones para consejeros y de los directores generales o de quienes desarrollen sus funciones de alta direccion bajo Ia dependencia directa del consejo, de Ia comision ejecutiva, si Ia hubiese, o, en su caso, de consejeros delegados, asf como Ia retribucion individual y las demas condiciones contractuales de los consejeros ejecutivos. (h) Velar por el cumplimiento por los consejeros de las obligaciones y deberes establecidos en el reglamento del consejo de administracion. (i) G) Informar con canicter previo al consejo de administracion sobre las operaciones con partes vinculadas. (k) Cualesquiera otras que le atribuyan los presentes estatutos o el reglamento del consejo de administracion. L(Jr· ·-,i' !:• '\'••rt un'-. Jiiigc.ld·JL kgiriii\K. .t Ot d.['tr•·.1n..• n to\ 10 aue.xu, ..:i.clt .Sivv pW-"t. docuUlo.."1ttJ:: n.ow6.al ;s, nc fPJC)c<S'1 &. 41/51

--4. Las competencias de Ia comisi6n de nambramientos y retribuciones son meramente consultivas y de propuesta. 5. La comisi6n se reunira tadas las veces que resulte oportuno, previa convocatoria del presidence, por decision propia o respondiendo a Ia solicirud de tres (3) de sus miembros, de Ia comisi6n ejecutiva, si Ia hubiese, o del consejo de administraci6n. En todo casa, se reunini das (2) veces at ano para preparar Ia informacion sabre las retribucianes de los consejeros que el consejo de administraci6n ha de aprabar e incluir dentra de su documentaci6n publica anual. 6. La comisi6n de nombramientos y retribuciones quedan1 vatidamente constituida con Ia asistencia directa o por media de representaci6n de, al menos, Ia mitad mas uno de sus miembros:y adoptani sus acuerdos por mayoria de los asistentes. En caso de empate, el voto del presidente sera dirimente. 7. El conseja de administraci6n podra desarrollar y completar en su reglamento las reglas anteriares, de conformidad con lo previsto en Ia Ley y los estatutos. Capitulo Quinto Estatuto del consejero ARTICULO 52. Obligacioncs generales del consejero La funci6n del consejero es orientar y contralar Ia gesti6n de Ia Sociedad con el fin. de maximizar su valor en beneficia de los accionistas. I . 2. En el desempeno de sus funciones, el consejero debe obrar con Ia diligencia de un ordenado empresario, teniendo en cuenta Ia naturaleza del cargo y las funciones que tenga atribuidas. En particular, queda obligado a: (i) exigir Ia informac.i6n adecuada y necesaria sabre Ia marcha de Ia Sociedad para preparar adecuadamente las reuniones del consejo y de los 6rganos delegados a que pertenezca y cumplir adecuadamente sus obligaciones; (ii) asistir a las reuniones de los 6rganos de que forme parte e intervenir en los debates; (iii) llevar a cabo las tareas que le confie el consejo de administraci6n o los 6rganos delegados, siempre y cuando se halle razonablemente comprendido dentro de su campromiso de dedicaci6n.; (iv) denunciar y dar traslado de cualquier irregularidad COI·61_.._ : . _ i"ll liJI!:.: .Ji!: :;c''-·'-..!. \g11t11:, u.. de tin r.a:. cn IuiH.• <llltXL. exdu-siv v put(. OOCODJe.ltOS flOt::1.l'tnleS, 1111 f"N3o:].'7 t;' 42/51

en Ia gestion de Ia Sociedad de Ia que haya podido tener noticia y vigilar las situaciones de riesgo; (v) instar, en su caso, a las personas con capacidad de convocatoria para que convoquen una reunion extraordinaria del consejo o incluyan en el orden del dfa de Ia primera que haya de celebrarse los extremos que considere convenientes; (vi) oponerse a los acuerdos contrarios a Ia Ley, a los estatutos o el inter<!s social, y solicitar Ia constancia en acta de su posicion cuando lo considere mas conveniente para Ia tutela del interes social; (vii) informar al consejo de administracion de las causas penales en las que aparezcan como imputados y del desarrollo de las mismas; e (viii) informar a Ia comision de nombramientos y retribuciones, si Ia hubiese, de sus restantes ocupaciones protesionales yen especial de su participacion en otros consejos de administracion. 3. El consejero se halla obligado asimismo a comportarse en sus relaciones con Ia Sociedad con Ia Jealtad de un fiel representante, obrando de buena fe y en el mejor interes de Ia Sociedad. El deber de lealtad Je ob1iga a anteponer los intereses de Ia Sociedad a los suyos propios, y especificamente, a observar las reglas contenidas en Ia normativa aplicable yen el reglamento del consejo de administraci6n. 4. El reglamento del consejo desarrollar<i las obligaciones especfficas de los consejeros derivadas de los deberes propios de su cargo, prestando especial atencion a las situaciones de conflicto de interes. . ARTiCULO 53. Facultades de informacion e inspeccion I. El consejero se halla investido de las mas amplias facultades para informarse sobre cualquier aspecto de Ia Sociedad, para examinar sus libros, registros, documentos y demas antecedentes de las operaciones sociales, para inspeccionar todas sus instalaciones y para comunicarse con Ia alta direccion de Ia Sociedad, teniendo el deber de exigir y el derecho de recabar de Ia Sociedad Ia informacion adecuada y necesaria que Je sirva para el cumplimiento de sus obligaciones. 2. El ejercicio de las facultades de informacion se canalizani a traves del presidente o del secretario del consejo de administracion. ' . ·'-I ' . Jili t l_;nt...l l .k I·S!llll\d llll ·{ Jr-''-I • r ck fir1fl U:-. \!0 tol iv U llt:XO , I.!Xl.I\.!:6\Vl) J)c. ( l(;Un100tfJ() nOt3.ria!e[), ! &.: 'f:f'"J,{:.)c/>9 b 43/51

ARTICULO 54. Duracion del cargo de conscjcro I. El consejero sera nombrado por un plaza de cuatro (4) anos. pudiendo ser reelegido una o mas veces por perfodos de igual duraci6n. Yencido el plaza, el nombramiento caducani, una vez se haya celebrado Ia siguiente junta general o haya concluido el termino legal para Ia convocatoria de Ia junta general ordinaria. 2. Los consejeros independientes podran ejcrccr su cargo por un plaza maximo de doce (12) alios, no pudiendo ser reelegidos transcurrido dicho plaza, salvo, en su caso, inforrne motivado favorable por parte de Ia comisi6n de nombramientos y retribuciones. ARTiCULO 55. Dimisi6n y cese de los consejeros I. Los consejeros cesaran en su cargo cuando lo decida Ia junta general, cuando notifiquen a Ia Sociedad su renuncia o dimisi6n y cuando haya transcurrido el periodo para el que fueron nombrados. En este ultimo caso, el cese sera efectivo cuando se haya celebrado Ia primera junta general siguiente at vencimiento de dicho periodo o, de no haberse celebrado ninguna hasta entonces, cuando haya transcurrido el plazo legal para Ia celebraci6n de Ia junta que deba resolver sobre Ia aprobaci6n de cuentas del ejercicio anterior. 2. Los consejeros debenin poner su cargo a disposici6n del consejo de administraci6n y forrnalizar, si estc lo considera conveniente, Ia correspondiente dimisi6n en los siguientes casos: (a) cuando alcancen Ia edad de ochenta (80) anos; (b) cuando cesen en los puestos ejecutivos en Ia Sociedad a los que estuvierc asociado su nombramiento como consejero; (c) cuando por circunstancias sobrevenidas se vean incursos en alguno de los supuestos de incompatibilidad o prohibici6n aplicables; (d) cuando resulten gravemente amonestados por, en su caso, Ia comisi6n de nombramientos y retribuciones por haber infringido sus obligaciones como consejeros; (e) cuando su permanencia en el consejo pueda poner en riesgo por cualquier causa y de forma directa, indirecta o traves de las personas vinculadas a el, el ejercicio leal y diligente de sus funciones conforme al interes social o afectar negativamente al credito y reputaci6n de Ia Sociedad; o (f) cuando desaparezcan las razones por las que fueron nombrados. 44/51

3. Cuando un consejero cese voluntariamente en su cargo antes de finalizado el mandata debeni remitir a todos los miembros del consejo de administracion una carta en las que explique las razones de su cese. ARTICULO 56. Rctribucion de los conscjeros Los consejeros, en su condicion de miembros· del consejo de administracion, tendnin derecho a percibir una retribucion de Ia Sociedad que consistini en una cantidad anual fija yen dietas de asistenc.ia. El importe maximo de las cantidades que pueda satisfacer Ia Sociedad al conjunto de los consejeros sera fijado porIa junta general. Dicha cantidad, entre tanto no sea modificada por Ia junta general, se incrementara anualmente en funcion del fndice de Precios at Consumo. La fijacion de Ia cantidad exacta a abonar dentro de ese limite y su distribucion entre los distintos consejeros corresponde al consejo de administracion. I. 2. Ademas, los consejeros que tengan atribuidas funciones ejecutivas dentro de Ia Sociedad tendran derecho a percibir, por este concepto, una retribucion porIa prestacion de estas funciones compuesta por:(i) una parte fija, adecuada a los servicios y responsabilidades asumidos: (ii) una parte variable, correlacionada con algun indicador de los rendimientos del consejero ode Ia empresa.: (iii) una parte asistencial, que contemplara los sistemas de prevision y seguro oportunos; (iv) una indemnizacion en caso de separacion o cuaJquier otra forma de extincion de Ia relacion jurldica con Ia Sociedad no debida a incumplimiento imputable al consejero; y (v) una compensacion derivada del establecimiento de un pacto de no competencia postcontractual; todo ello en el marco de lo legalmente previsto. La determinacion del importe de las partidas retributivas que integran Ia parte fija, de las modalidades de configuracion de los indicadores de calculo de Ia parte variable (que en ningun caso podra consistir en una participacion en los beneficios de Ia Sociedad) y de las previsiones asistenciales, asi como de Ia eventual indemnizacion por extincion de Ia relacion jurfdica o compensacion en caso de pacto de no competencia previstas corresponde al consejo de administraci6n de conformidad con lo establecido en Ia prevto 45/51

" . informe, en su caso, de Ia comisi6n de nombramientos y retribuciones, y sin exceder el importe maximo aprobado porIa junta general. La retribuci6n que tengan atribuida los consejeros ejecutivos porIa prestaci6n de dichas funciones se incluira en un contrato que se celebrara entre cada consejero ejecutivo y Ia Sociedad, que debera ser aprobado previamente por el consejo de administracl6n con el voto favorable de las dos terceras partes (2/3) de sus miembros, debiendo incorporarse como anejo al acta de Ia sesi6n. El consejero afectado debera abstenerse de asistir a Ia deliberaci6n y de participar en Ia votaci6n. El consejo cuidara que Jas retribuciones tomen en consideraci6n las funciones responsabilidades y grado de compromiso que entraiia el papel que esta llamado a desempefiar cada consejero, Ia pertenencia, en su caso, a comisiones del consejo y las demas circunstancias. que considere relevantes. En este sentido, el presidente de Ia Sociedad, cuando no tenga atribuidas funciones ejecutivas, podra percibir una retribuci6n complementaria, que podni ser aprobada por el consejo de administraci6n en atenci6n a Ia especial dedicaci6n que exija su cargo. 3. 4. Las retribuciones correspondientes al ejercicio, que se acuerden al amparo de este articulo, se consignanin en Ia Memoria que hade someterse a Ia aprobaci6n de Ia junta general ordinaria de accionistas en los terminos legal o reglamentariamente previstos. 5. La retribuci6n de todos los consejeros (tanto los que cumplan funciones ejecutivas como los externos) podra ademas incluir, adicionalmente a las cantidades que se determinen con arreglo a los apartados anteriores, Ia entrega de acciones o de opciones sobre las mismas o retribuciones referenciadas at valor de las acciones. La competencia para decidir si Ia retribuci6n se complementa con Ia entrega de acciones de Ia Sociedad o de su sociedad dominante, de opciones sabre las mismas o con retribuciones referenciadas at valor de las acciones, corresponde a Ia junta general de accionistas. El acuerdo debera incluir el numero maximo de acciones que se podnin asignar en cada ejercicio a este sistema de remuneraci6n, el precio de ejercicio o el sistema de calculo del precio de ejercicio de las opciones sabre acciones, el valor de las acciones, que en su caso, se tome como referencia y el plazo de duraci6n del plan. CONS'Tt._ . :1 01' ·rrt w di:: l;::...·..•:._ (..,c-h"r' •,;1u. Lk fir :lUS ei loiio ..tllc.xu. ;;.. ....lu:ts}Vl-ptl.!"<• docurnoutunor.ar.iah! . 011 cl736:.0 .5qG 46/51

6. La Sociedad esta autorizada para contratar un seguro de responsabilidad civil para sus consejeros. La retribuci6n de los consejeros sera acorde con su dedicaci6n a Ia Sociedad y debeni guardar una proporci6n razonable con Ia importancia de Ia Sociedad, Ia situaci6n econ6mica que tuviera en cada momento y los estandares de mercado de empresas comparables. El sistema de remuneraci6n establecido debera estar orientado a promover Ia rentabilidad y sostenibilidad a largo plazo de Ia Sociedad, e incorporar las cautelas necesarias para evitar Ia asuncion excesiva de riesgos y Ia recompensa de resultados desfavorables. 7. TITULO QUINTO COMUNICACIONES POR MEDIOS TELEMATICOS ARTICULO 57. Comunicacioncs por medios telematicos Sujeto a lo establecido en Ia Ley, todos los accionistas y consejeros, por el mero hecho de adquirir tal condici6n, aceptan que las comunicaciones entre ellos y con Ia Sociedad pucdan realizarse por medios tclematicos y estan obligados a notificar a Ia Sociedad una direcci6n de cor·reo electr6nico y sus posteriores modificaciones si se producen. TiTULO SEXTO EJERCICIO SOCIAL Y CUENTAS ANUALES ARTiCULO 58. Ejercicio social El ejercicio social comenzara el primero de enero y tenninara el treinta y uno de diciembre. ARTICULO 59. Formulacion de las cuentas anuales I. El consejo de administraci6n, dentro del plazo legal mente previsto fonnulara las cuentas anuales, el infonne de gesti6n y Ia propuesta de aplicaci6n del resultado asi como, en su caso, las cuentas y el infonne de gesti6n consolidados. Las cuentas anuales y el informe de gesti6n deberan ser finnados por todos los consejeros. Si faltare Ia finna de alguno de ellos se seiialani en carla uno de los 47/51

2. Los documentos mencionados en el apartado anterior, acompanados del in forme de los auditores. se presentar<in para su aprobaci6n a Ia junta general. A partir de Ia convocatoria de Ia junta cualquier accionista podra obtener de Ia Sociedad, de forma inmediata y gratuita, los documentos que han de ser sometidos a Ia aprobaci6n de Ia misma y el informe de los auditores. ARTICULO 60. Verificaci6n de las cucntas anuales l. Las cuentas anuales y, en su caso, el informe de gesti6n de Ia Socicdad, asi como las cucntas anuales y el informe de gesti6n consolidados, deberan ser revisados por el auditor de cuentas en los casos y terminos previstos porIa Ley. 2. El auditor de cuentas sera nombrado porIa junta general antes de que final ice el ejercicio a auditar, por un periodo inicial de tiempo que no podni ser inferior a tres (3) aiios ni superior a nueve (9) a contar desde Ia fecha en que se inicie el primer ejercicio a auditar, sin perjuicio de lo dispucsto en Ia normativa reguladora de Ia actividad de auditoria de cuentas respecto a Ia posibilidad de pr6rroga. 3. Si hubiese comisi6n de auditoria y cumplimiento, esta debera autorizar los contratos entre Ia Sociedad y el auditor de cuentas ajenos a Ia propia actividad de auditorfa de cuentas. 4. El consejo de administraci6n incluini en Ia memoria anual informacion sobre los servicios distintos de Ia auditorfa de cuentas prestados a Ia Sociedad por el auditor de cuentas o por cualquier firma con Ia que este tenga una relaci6n significativa, y los honorarios globales satisfechos por dichos servicios. Aprobacion de las cuentas anuales y distribucion del resultado ARTiCULO 61. 1. Las cuentas anuales se someteran a Ia aprobaci6n de Ia junta general de accionistas. 2. Una vez aprobadas las cuentas anuales, Ia junta general resolvera sobre Ia aplicaci6n del resultado del ejercicio. 3. Solo podrim repartirse dividendos con cargo al beneficio del ejercicio, o a reservas de libre disposici6n, si se han cubierto las atenciones previstas por Ia Ley y los estatutos y el valor del patrimonio neto contable noes o, a consecuencia del reparto, no resulta ser 48/51 inferior al capital social. Si existiesen perdidas de ejercicios anteriores que hiciesen que ese valor del patrimonio neto de Ia Sociedad fuese inferior a Ia cifra del capital social, el beneficia se destinani a compensar las perdidas. A estos efectos, los beneficios imputados directamente al patrimonio neto no podnin ser objeto de distribuci6n, directa ni indirecta. 4. Si Ia junta general acuerda distribuir dividendos, determinani el momenta y Ia forma de pago. La determ inaci6n de estos extremes podni ser delegada en el consejo de administraci6n, asi como cualquier otra que pueda ser necesaria o conveniente para Ia efectividad del acuerdo. 5. La junta podra acordar que el dividendo sea satisfecho total o parcialmente en especie siempre y cuando: (a) los bienes o dere.chos objeto de distribuci6n sean homogeneos; y (b) nose distribuyan por un valor inferior al que tienen en el balance de Ia Sociedad. En caso de reducci6n de capital por devolucion de aportaciones, el pago a los accionistas podni efectuarse, total o parcialmente, en especie siempre y cuando los bienes o derechos que se les adjudiquen reunan esas mismas condiciones. 6. La distribuci6n de dividendos a los accionistas se realizara en proporci6n al capital social que hayan desembolsado. ARTICULO 62. Deposito de las cucntas anuales aprobadas Dentro del mes siguiente a la aprobaci6n de las cuentas anuales, el consejo de administraci6n procedeni a efectuar el deposito de cuentas anuales e in forme de gesti6n, asi como de las cuentas y el in forme de gesti6n consolidados, junto con, en su caso, los correspondientes informes de los auditores de cuentas, Ia certificaci6n de los acuerdos de lajunta general de accionistas de aprobaci6n de dichas cuentas, debidamente firmadas, y aplicaci6n del resultado, as!como, en su caso, Ia demas documentaci6n preceptiva, en los terminos y los plazas previstos porIa Ley. (.ON:::iT'\ '·. '-'f .IC\t.!) dil;f=l'iiC·:·. JL k.gtt tltlJU(H' de fir:ra::; -.:(i rollu ... ncX0 c >. l...h.L4)jyo pt!c-:.: oocuroOOttJnut:'!.ri.alt:s, 11t P:J£36' 3c{ £:; 11 49/51

. TiTULO SEPTIMO DISOLUCION Y LIQUIDACION DE LA SOCIEDAD ARTiCULO 63. Disoluci6n de la sociedad La Sociedad se disolveni en los casos y con los requisitos establecidos en Ia Ley. ARTiCULO 64. Liquidaci6n Disuelta Ia Sociedad, todos los miembros del consejo de administracion con nombramiento vigente e inscrito en el Registro Mercantil quedanin de derecho convertidos en liquidadores, los cuales actuaran como un organo colegiado, siendo de aplicacion las disposiciones legales y estatutarias relativas al funcionamiento del consejo de administracion. Queda a sal vo el supuesto en que Ia junta general hubiese designado otros liquidadores en el acuerdo de disolucion. ARTiCULO 65. Activos y pasivos sobrevenidos I . Cancelados los asientos relatives a Ia Sociedad, si apa ecieran bienes sociales los liquidadores debenin adjudicar a los antiguos accionistas Ia cuota adicional que les corresponda, previa conversion de los bienes en dinero cuando fuere necesario. Transcurridos seis (6) meses desde que los liquidadores fueren requeridos para dar cumplimiento a lo estabJecido en el parrafo anterior, sin que hubieren adjudicado a los antiguos accionistas Ia cuota adicional, o en caso de defecto de liquidadores, cualquier interesado podni solicitar del Juez de Primera Instancia del ultimo domicilio social el nombramiento de persona que los sustituya en el cumplimiento de sus funciones. 2. Los antiguos accionistas responderan solidariamente de las deudas sociales no satisfechas hasta el limite de Jo que hubieran recibido como cuota de liquidacion, sin perjuicio de Ia responsabilidad de los liquidadores en caso de dolo o culpa. 3. Para el cumplimiento de requisitos de forma relatives a actos juridicos anteriores a Ia cancelacion de los asientos de Ia Sociedad, o cuando fuere necesario, los antiguos liquidadores pod ran formalizar actos juridicos en nombre de Ia Sociedad extinguida con posterioridad a Ia cancelacion registral de esta. En defecto de liquidadorest cualquier -.:._: NIHIL P,r'-11, ((_,, "'.1:l,'b..A V.f' · ep '· .}!\: • .:. ;;'··f.. · • .. : · Jit:·,.:tl: . · \ 1\.:uHlttLh.;l\.Jl: d\:' t;r:r a... ct. rul w atH.:xu, .... ct ll:Sivu Ji.tl!L jt:::J t·'"JI> .J..>-·0 0 ' \J :r . 'it: :; z I 6736].o :YrG 12 i> . <i1C•\mt:.1tcnot:1YicJc&,C 9 , - --:.......;-. 1\.'•\')..;, ,::; 50151 {,. . ·•c.-o/ () ......,"'l'· RtD"' '

interesado podra solicitar Ia formalizaci6n por el Juez de Primera lnstancia del domicilio que hubiere tenido Ia Sociedad. TiTULO OCTAVO JURISDICCION ARTICULO 66. Jurisdiccion Las controversias que pudieran suscitarse entre Ia Sociedad y sus consejeros o accionistas, se sometenin a los Tribunates de Justicia de Ia ciudad de Madrid, con renuncia de cualquier otro fuero y jurisdicci6n. 51 /51

Anexo 2 Balance delPatrimonio Segregado a 31 de diciembre de 2018 CONSTA Ia or:)rtutw Jil ige111.' i a de kgitilllddull de firnHls en folio anl:x o, \.!Xdu"!l iVL' ptlr u <i"'CUmctltos notariates. n" [f'3G3o 316 31/34

Patrimonlo Neto segregado de Mediaset Espana Comunicaci6n, S.A. 31de diciembre de 2018 (miles de €) INMOVILIZACIONES INMATERIALES INMOVILIZACIONES MATERIALES INVERSIONES FINANCIERAS NO CORRIENTES lnversiones financieras empresas del grupo Otros activos financicros 484.807,33 57.685,77 143.246,92 143.130.92 116,00 ACTIVOS POR IMPUESTOS DIFERIDOS 57.759,86 ACTIVOS NO CORRIENTES 743.499,88 EXISTENCIAS DEUDORES COMERCIALES Y OTRAS CUENTAS A COBRAR INVERSIONES FINANCIERAS CORRIENTES lnversiones financieras cmprcsas grupo Otros activos financlcros 9.752,76 238.931,19 37.773,17 37.029,67 743.51 PERIODIFICACIONES A C/P TESORERIA Y EQUIVALENTES 8.238,16 131.316,08 ACTIVOS CORRIENTES 426.011,36 --.. PATRIMONIO NETO 820.364,70 PROVISIONES NO CORRIENTES DEUDAS NO CORRIENTES PASIVOS POR IMPUESTOS DIFERIDOS 8.787,31 108,54 395,54 ! '!\S_! q_£ 0RRIENTES 9.291,38 DEUDAS CORRIENTES Deudas con empresas del grupo y asociadas Otras deudas corriemes 205.811,67 I 57.699,86 48.11 1,81 ACREEDORES COMERCIALES Y OTRAS CUENTAS A PAGAR 134.043,49 r PASIVOS CORRIENTES 339.855,16

Anexo 3 Listado de bi enes inmuebles del Patrimonio Segregado CONSTr\ Ia OJX)f[Ufla iligcnc1ak kgitill\.tt:i01 ' de firmus 1.:!11 folio ant:xo, t:x<.:h iYl' pul.'<• oocurncntos notarialcs, n"' £P36"36 31'£, 32/34

-, • TOMO: 2.445 LIBRO: 150 • TOMO: 845 NO Titulo IOUFIR I C6dlgo ReglstraiUnlco Locallzacl6n ..._ Datos reglstrales 1 Pleno dominio F07QP47M3/28116002049032 Parcela sita en Madrid, entre Ia carretera de Fuencarral a Hortaleza y Ia cl Federico Mompou. Ttene una superficie de 21.501 m2 . •NUMERO DE FINCA: 53.588 •LIBRO: 954 •FOLIO: 33 2 Plena dominic F07QP47M2/28116001715310 Parcela sita en Madrid, enIa Carretera de Irun (km 11,700). Comprende una superficie de 18.843,44 m2• • NUMERO DE FINCA: 10.573 • TOMO: 1.641 • • FOLIO: 44 3 Pleno dominic F07TC42C8/28128000360842 Nave industrial sita en Pinares Llanos, Villaviciosa de Od6n. Tiene una superficie construida de 9.123,35 m2 en un terreno de 16.565 m2• • NUMERO DE FINCA: 18.069 •LIBRO: 393 • FOLIO: 33

Anexo 4 listado de marcas y nombres comerciales delPatrimonio Segregado 33/34

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EP3630396 NOTAR IA DE 12/2018 D. MIG UEL RUIZ-GALLARDOGARCiA RASILLh N unez de Ba l boa. 54 Bajo - Tel. 9143500S:: 28001 MADRID LEGITIMACION: YO, MIGUEL RUIZ-GALLARDON GARCiA DE LA RASILLA, NOTARIO DEL !LUSTRE COLEGIO DE MADRID CON RESIDENCIA EN ESTA CAPITAL, DOY FE que conozco y considero legitimas las firmas y rubricas de: - Don Alejandro Echeva.-ria Busquet, pucstas en el anverso del folio scfialado con el numero 12/34, en Ia esquina inferior derecha del documento que antecede. -Don Cristina Garmendia Mendizabal, puestas en el anverso del folio senalado con el numero 13/34, en Ia esq uina inferior derecha del docu mcnto que a ntecede. - Don Javier Dicz De Polanco, puestas en el anverso del folio sefialado con cl numero 14/34, en Ia esqu ina inferior dcrccha del documento que antecede. -Dona Helena Revoredo Delvecchio, pucstas en el anverso del folio sefialado con el numero 15/34, en Ia esquina inferior dcrccha del documento que antecede. - Dona Consuelo C respo Bofill, puestas en el anverso del folio sciialado con el numero 16/34, en Ia esquina inferior derecha del documento que a ntccede. -Don Paolo Basile, puestas en el anvcrso del folio sefialado con cl numero 25/34, en Ia csquina inferior derecha del documcnto que an tecede. -Don Manuel Villan ueva De Castro, pucstas en cl anverso del folio scfialado con el numcro 26/34, en Ia esquina inferior dcrccha del documcnto que a ntecede. - Don Massimo M u solin o, pucstas en cl a n verso del folio scnalado con cl numero 27/34, en I a esqu in a inferior derecha del documento que antecede. - Don Mario Rodriguez Va lderas, puestas en el anverso del folio senalado con el numero 28/34, en Ia esquina inferior derecha del documento que antecede. En Madrid, a catorcc de Junio de dos mil diecinueve. Numero del asicnto del Libro In d icador: 489.